Putnam
International
New Opportunities
Fund


Item 1. Report to Stockholders:
-------------------------------
The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:


SEMIANNUAL REPORT ON PERFORMANCE AND OUTLOOK

3-31-05

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[SCALE LOGO OMITTED]


From the Trustees

[GRAPHIC OMITTED: PHOTO OF JOHN A. HILL AND GEORGE PUTNAM, III]

John A. Hill and
George Putnam, III

Dear Fellow Shareholder:

Throughout the period ended March 31, 2005, the Federal Reserve Board's series of gradual increases in the federal funds rate occupied much of investors' attention. However these increases did not begin to have a significant impact on stock and bond prices until approximately March 2005. Also in March, we began to see a measurable increase in longer-term interest rates, which, along with continued record-high energy prices, has slowed the stock market's momentum. Concerns about inflation have also begun to influence the markets once again and may affect bond prices going forward. In such an environment, security selection takes on even greater importance and the in-depth, professional research and active management that mutual funds can provide makes them an even more intelligent choice for today's investors.

Given these trends, we want you to know that Putnam Investments' management team, under the leadership of Chief Executive Officer Ed Haldeman, continues to focus on improving investment performance and remains committed to putting the interests of shareholders first. In keeping with these goals, we are including additional disclosure about your fund's management team in this report. Following the Outlook for Your Fund, we provide manager compensation information that pertains to your fund, list any changes in your fund's Portfolio Leader and Portfolio Members during the prior year, and disclose these individuals' other fund management responsibilities at Putnam. We also show how much these individuals, as well as the members of Putnam's Executive Board, have invested in the fund (in dollar ranges). In equity fund reports, we now list the largest brokerage relationships of your fund following the Notes to the Financial Statements. Furthermore, on page 18, we provide information about the most recent approval by the Trustees of your fund's management contract with Putnam.

In the following pages, members of your fund's management team discuss the fund's performance, the strategies used to pursue the fund's investment objective during the reporting period, and the team's plan for responding to recent changes in the market climate.
As always, we thank you for your continuing confidence in Putnam.

Respectfully yours,

/S/ JOHN A. HILL              /S/ GEORGE PUTNAM, III

John A. Hill                  George Putnam, III
Chairman of the Trustees      President of the Funds

May 18, 2005


Report from Fund Management

Fund highlights

* For the six months ended March 31, 2005, Putnam International New Opportunities Fund's class A shares had a total return of 15.81% without sales charges.

* The fund's benchmark, the S&P/Citigroup World Ex-U.S. Growth Primary Market Index (PMI), returned 14.32%.

* The average return for the fund's Lipper peer group, the International Multi-Cap Growth Funds category, was 13.26%.

* See the Performance Summary beginning on page 10 for additional fund performance, comparative performance, and Lipper data.

Performance commentary

International stocks continued to deliver impressive results during the fund's most recent semiannual period, which ended March 31, 2005. Furthermore, the growth-style stocks your fund owns began to outperform value-style stocks. We had anticipated this trend for many months. The strength of growth stocks provided a tailwind for the portfolio, and our team's stock selection also contributed positively to results, enabling the fund to outperform both its benchmark and the average for its Lipper category, based on returns at net asset value (NAV). Another factor worth mentioning was the positive effect of the fund's foreign currency exposures. Although the U.S. dollar strengthened in relation to key foreign currencies such as the euro and the yen in February and March, it had been weak for much of the period. This had the effect of boosting the value of the fund's stock holdings when translated into U.S. dollars.


--------------------------------------------------
TOTAL RETURN FOR
PERIODS ENDED 3/31/05
--------------------------------------------------
Class A
(inception 1/3/95)                   NAV      POP
--------------------------------------------------
6 months                           15.81%    9.76%
--------------------------------------------------
1 year                             12.23     6.35
--------------------------------------------------
5 years                           -43.80   -46.75
Annual average                    -10.89   -11.84
--------------------------------------------------
10 years                           93.26    83.04
Annual average                      6.81     6.23
--------------------------------------------------
Life of fund
Annual average                      7.18     6.62
--------------------------------------------------

Data is historical. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate and you may have a gain or a loss when you sell your shares. Performance assumes reinvestment of distributions and does not account for taxes. Returns at NAV do not reflect a sales charge of 5.25%. For the most recent month-end performance, visit www.putnaminvestments.com. For portions of the period, this fund limited expenses or was sold on a limited basis with limited assets and expenses. Had expenses not been limited, returns would have been lower. A short-term trading fee of up to 2% may apply.

FUND PROFILE

Putnam International New Opportunities Fund invests mainly in companies outside the United States that Putnam believes are experiencing rapid earnings, sales, or business unit growth, and have the potential for positive earnings surprises. It primarily targets large and midsize growth companies with superior competitive positions within their industries. It may be appropriate for investors seeking long-term capital appreciation with international diversification.


Market overview

The performance of international stocks was impressive during the period. The most rapid advances occurred in November and December, in the aftermath of the U.S. presidential election. World markets had, in a sense, held their breath in the run-up to the election, fearing the possibility of a terrorist attack or a disputed outcome as occurred in 2000. When the election was completed without incident, international markets rose to reflect generally positive business conditions. While economic performance was sluggish in Continental Europe and Japan during the winter months, corporate earnings were still generally healthy. Meanwhile, most other international markets enjoyed more robust economic results. China, widely considered Asia's economic engine, continued driving the region ahead. Stocks advanced even as evidence mounted that rising energy and commodity prices would likely slow the pace of growth later in 2005.

The recognition by investors that the global economy was poised to slow turned out to be positive for the growth-style stocks your fund favors. For many quarters, growth stocks have lagged the broader markets, as low interest rates made investors willing to assume the risks of investing in stocks with more cyclical characteristics. As economic growth has decelerated, however, stocks with sustainable earnings growth have become more scarce. Investors have started shifting their money into growth-style stocks and we believe investors will continue to be attracted to many of the stocks held in the portfolio.

-------------------------------------------------------------------------------
MARKET SECTOR PERFORMANCE 6 MONTHS ENDED 3/31/05
-------------------------------------------------------------------------------
Equities
-------------------------------------------------------------------------------
S&P/Citigroup World Ex-U.S. Growth Primary Market Index (PMI)
(international growth stocks of large companies)                       14.32%
-------------------------------------------------------------------------------
MSCI EAFE Index (international stocks)                                 15.13%
-------------------------------------------------------------------------------
Russell 1000 Growth Index (large-company growth stocks)                 4.71%
-------------------------------------------------------------------------------
S&P 500 Index (broad stock market)                                      6.88%
-------------------------------------------------------------------------------
Bonds
-------------------------------------------------------------------------------
Citigroup World Government Bond Index (global government
bonds)                                                                  5.70%
-------------------------------------------------------------------------------
Lehman Government Bond Index (U.S. Treasury and agency
securities)                                                             0.07%
-------------------------------------------------------------------------------
JP Morgan Global High Yield Index (global high-yield
corporate bonds)                                                        3.23%
-------------------------------------------------------------------------------
These indexes provide an overview of performance in different market sectors for the six months ended 3/31/05.
-------------------------------------------------------------------------------

Strategy overview

Your fund's growth-style strategy targets companies with business models geared toward achieving above-average earnings growth whether the economy is strengthening or weakening. Our team of analysts and portfolio members studies industry trends across all sectors and international markets to understand what attributes enable a company to achieve above-average business and earnings growth. We have a combination of fundamental and quantitative research tools to analyze these companies. Quantitative techniques help us to compare and rank a variety of stocks across markets and sectors. We evaluate each portfolio candidate with a rigorous fundamental, bottom-up process, which includes analyzing its financial statements and talking with its managers, as well as its customers and suppliers, to develop a thorough understanding of the company's growth potential.

Since we select stocks on their individual growth merits, this can sometimes lead to an overweight in certain sectors or countries relative to the benchmark, but we monitor and adjust these weightings when necessary to manage risk. Recently, we have added a number of stocks of German companies that we believe have adopted effective business models for growth. Since these companies are relatively small, the fund continues to have an underweight in Germany. We liken this positioning to decisions we made a couple of years ago when we added positions in several Japanese companies that were restructuring to improve growth. At the time, Japan's economy was weak, comparable with Germany's today, but it nevertheless offered opportunities. We could take advantage of these opportunities because of our capabilities to analyze companies to identify their individual merits.


[GRAPHIC OMITTED: horizontal bar chart TOP COUNTRY WEIGHTINGS COMPARED]

TOP COUNTRY WEIGHTINGS COMPARED

                         as of 9/30/04             as of 3/31/05

United Kingdom               18.0%                     22.9%

Japan                        23.3%                     17.9%

France                        8.8%                      8.5%

Switzerland                   9.7%                      7.1%

Canada                        6.5%                      5.9%

Footnote reads:
This chart shows how the fund's top weightings have changed over the last six months. Weightings are shown as a percentage of net assets. Holdings will vary over time.


How fund holdings affected performance

In a period of solid results from many of the fund's holdings, one of the better contributors was Japan Tobacco, the largest cigarette company in Japan. This company has re-invented itself over the past couple of years, reducing its business costs and promoting its major product brands more effectively. These initiatives have increased its market share. The fund continues to own Japan Tobacco because of its future growth potential and because the management of the company has aligned its interests with those of shareholders.

Two of the fund's Canadian holdings generated strong appreciation in the period. RONA is a large chain of do-it-yourself home improvement stores, similar to Home Depot in the United States. We believe RONA has an excellent strategy to expand to serve this segment of the retail market in Canada. EnCana is an oil and gas company that has been growing quickly to respond to the increasing demand for energy. The company is well positioned to deliver natural gas supplies to the United States, which gives it strong growth potential because current forecasts indicate that domestic sources of natural gas might dwindle.

A/S Steamship Company Torm is another holding that is achieving growth by serving the U.S. appetite for energy. This shipping company, based in Denmark, operates tankers that ship refined oil products, such as gasoline. Most of the growth in U.S. fuel imports consists of these refined products. By contrast, imports of crude oil have risen less because the United States has added so little new refinery capacity in the past few decades. A/S Torm stock appreciated so sharply during the recent run-up in fuel prices that it hit our price target and we were able to sell the position at a significant profit during the period.


[GRAPHIC OMITTED: horizontal bar chart TOP INDUSTRY WEIGHTINGS AS OF 3/31/05]

TOP INDUSTRY WEIGHTINGS AS OF 3/31/05

Oil and gas               15.8%

Pharmaceuticals           12.7%

Banking                   10.1%

Retail                     7.6%

Electronics                4.5%

Footnote reads:
Weightings are shown as a percentage of net assets. Holdings will vary over time.


Given the weakness of both technology and health-care stocks during the fund's semiannual period, it is no surprise that two of the fund's holdings in these sectors underperformed. In Japan, Omron, a manufacturer of automation equipment that enhances productivity in factories, declined as Japanese industrial activity slowed in recent months. We continue to own the stock because we consider Omron to be well-managed and a leader in a field with strong future growth potential. In Switzerland, holding Micronus Semiconductor had disappointing results because of lower-than-expected orders for its computer chips. In this case, we believe the decline in the company's earnings outlook is more fundamental and longer lasting, so we sold the stock to avoid any further deterioration.


[GRAPHIC OMITTED: TOP HOLDINGS]

TOP HOLDINGS
(Percent of fund's net assets as of 3/31/05)

 1 BP PLC (3.3%)
   United Kingdom
   Oil and gas

 2 GlaxoSmithKline PLC (3.0%)
   United Kingdom
   Pharmaceuticals

 3 Total SA (2.5%)
   France
   Oil and gas

 4 Royal Dutch Petroleum Co. (2.4%)
   Netherlands
   Oil and gas

 5 Reckitt Benckiser PLC (2.2%)
   United Kingdom
   Consumer goods

 6 Novartis AG (2.2%)
   Switzerland
   Pharmaceuticals

 7 Takeda Chemical Industries, Ltd. (2.1%)
   Japan
   Pharmaceuticals

 8 Sanofi-Synthelabo SA (1.9%)
   France
   Pharmaceuticals

 9 Northern Rock PLC (1.8%)
   United Kingdom
   Banking

10 Nestle SA (1.8%)
   Switzerland
   Food

Footnote reads:
The fund's holdings will change over time.


The downturn in the U.S. pharmaceutical industry led the global health-care sector lower during the period. Consequently, fund holdings Takeda Pharmaceuticals and Sankyo, both of Japan, had disappointing results. In our view, though, both of these companies remain well positioned to achieve long-term growth and we continue to hold them in the portfolio.

Please note that all holdings discussed in this report are subject to review in accordance with the fund's investment strategy and may vary in the future.


The outlook for your fund

The following commentary reflects anticipated developments that could affect your fund over the next six months, as well as your management team's plans for responding to them.

We anticipate that the recent change of international market leadership in favor of growth-style stocks will likely persist over the near term. As the global economy shifts to a somewhat lower gear, value-oriented companies and others that depend more on the economic cycle are likely to find it harder to sustain their profits. Also, interest rates have been rising in the United Kingdom and Australia, and are expected to continue rising, while China is striving to restrain lending activity. These measures are reducing liquidity, which can make markets more volatile, and are also making it more expensive for investors to take risks on speculative investments.

At all times, we strive to position the portfolio in what we consider high-quality growth stocks, companies with business models and effective managerial leadership that can, we believe, achieve consistently above-average revenue and earnings growth. In our opinion, stocks with these qualities are poised to become the market leaders. We also note that the portfolio is also well-diversified across markets and sectors, as well as in companies of different sizes. We believe this positioning provides exposure to many opportunities without concentrating assets in any particular area.

The views expressed in this report are exclusively those of Putnam Management. They are not meant as investment advice. International investing involves certain risks, such as currency fluctuations, economic instability, and political developments. Additional risks may be associated with emerging-market securities, including illiquidity and volatility. The fund invests some or all of its assets in small and/or midsize companies. Such investments increase the risk of greater price fluctuations.


Your fund's management

Your fund is managed by the members of the Putnam International Growth Team. Stephen Dexter is the Portfolio Leader. Peter Hadden and Denise Selden are Portfolio Members of the fund. The Portfolio Leader and Portfolio Members coordinate the team's management of the fund.

For a complete listing of the members of the Putnam International Growth Team, including those who are not Portfolio Leaders or Portfolio Members of your fund, visit Putnam's Individual Investor Web site at www.putnaminvestments.com.

Fund ownership

The table below shows how much the fund's current Portfolio Leader and Portfolio Members have invested in the fund (in dollar ranges).
Information shown is for March 31, 2005, and March 31, 2004.

-------------------------------------------------------------------------------------------------------------
FUND PORTFOLIO LEADER AND PORTFOLIO MEMBERS
-------------------------------------------------------------------------------------------------------------
                                    $1 -        $10,001 -   $50,001-     $100,001 -   $500,001 -   $1,000,001
                    Year     $0     $10,000     $50,000     $100,000     $500,000     $1,000,000     and over
-------------------------------------------------------------------------------------------------------------
Stephen Dexter      2005                                                     *
-------------------------------------------------------------------------------------------------------------
Portfolio Leader    2004                                                     *
-------------------------------------------------------------------------------------------------------------
Peter Hadden        2005                           *
-------------------------------------------------------------------------------------------------------------
Portfolio Member    2004                           *
-------------------------------------------------------------------------------------------------------------
Denise Selden       2005                                                     *
-------------------------------------------------------------------------------------------------------------
Portfolio Member    2004                                        *
-------------------------------------------------------------------------------------------------------------


Fund manager compensation

The total 2004 fund manager compensation that is attributable to your fund is approximately $750,000. This amount includes a portion of 2004 compensation paid by Putnam Management to the fund managers listed in this section for their portfolio management responsibilities, calculated based on the fund assets they manage taken as a percentage of the total assets they manage. The compensation amount also includes a portion of the 2004 compensation paid to the Chief Investment Officer of the team and the Group Chief Investment Officer of the fund's broader investment category for their oversight responsibilities, calculated based on the fund assets they oversee taken as a percentage of the total assets they oversee. These percentages are determined as of the fund's fiscal period-end. For personnel who joined Putnam Management during or after 2004, the calculation reflects annualized 2004 compensation or an estimate of 2005 compensation, as applicable.

Other Putnam funds managed by the Portfolio Leader and Portfolio Members

Stephen Dexter, Peter Hadden, and Denise Selden are not Portfolio
Leaders or Portfolio Members of any other Putnam mutual fund. They may, however, also manage other accounts and variable trust funds advised by Putnam Management or an affiliate.

Changes in your fund's Portfolio Leader and Portfolio Members

Your fund's Portfolio Leader and Portfolio Members did not change during the year ended March 31, 2005.


Fund ownership

The table below shows how much the members of Putnam's Executive Board have invested in the fund (in dollar ranges). Information shown is for March 31, 2005, and March 31, 2004.

--------------------------------------------------------------------------------------------------
PUTNAM EXECUTIVE BOARD
--------------------------------------------------------------------------------------------------
                                                    $1 -        $10,001 -   $50,001-     $100,001
                                    Year     $0     $10,000     $50,000     $100,000     and over
--------------------------------------------------------------------------------------------------
Philippe Bibi                       2005      *
--------------------------------------------------------------------------------------------------
Chief Technology Officer            2004      *
--------------------------------------------------------------------------------------------------
John Boneparth                      2005                                                     *
--------------------------------------------------------------------------------------------------
Head of Global Institutional Mgmt   2004                                                     *
--------------------------------------------------------------------------------------------------
Joshua Brooks                       2005                            *
--------------------------------------------------------------------------------------------------
Deputy Head of Investments           N/A
--------------------------------------------------------------------------------------------------
Kevin Cronin                        2005                            *
--------------------------------------------------------------------------------------------------
Head of Investments                  N/A
--------------------------------------------------------------------------------------------------
Charles Haldeman, Jr.               2005                            *
--------------------------------------------------------------------------------------------------
President and CEO                   2004      *
--------------------------------------------------------------------------------------------------
Amrit Kanwal                        2005      *
--------------------------------------------------------------------------------------------------
Chief Financial Officer             2004      *
--------------------------------------------------------------------------------------------------
Steven Krichmar                     2005      *
--------------------------------------------------------------------------------------------------
Chief of Operations                  N/A
--------------------------------------------------------------------------------------------------
Francis McNamara, III               2005               *
--------------------------------------------------------------------------------------------------
General Counsel                      N/A
--------------------------------------------------------------------------------------------------
Richard Monaghan                    2005      *
--------------------------------------------------------------------------------------------------
Head of Retail Management           2004               *
--------------------------------------------------------------------------------------------------
Richard Robie, III                  2005                            *
--------------------------------------------------------------------------------------------------
Chief Administrative Officer        2004                            *
--------------------------------------------------------------------------------------------------
Edward Shadek                       2005                                                     *
--------------------------------------------------------------------------------------------------
Deputy Head of Investments           N/A
--------------------------------------------------------------------------------------------------

N/A indicates the individual was not a member of Putnam's Executive Board as of 3/31/04.


Performance summary

This section shows your fund's performance during the first half of its fiscal year, which ended March 31, 2005. Performance should always be considered in light of a fund's investment strategy. Data represents past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate and you may have a gain or a loss when you sell your shares. For the most recent month-end performance, please visit www.putnaminvestments.com.

---------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN FOR PERIODS ENDED 3/31/05
---------------------------------------------------------------------------------------------------------------------------
                               Class A               Class B               Class C               Class M          Class R
(inception dates)              (1/3/95)             (7/21/95)              (2/1/99)             (7/21/95)        (12/1/03)
---------------------------------------------------------------------------------------------------------------------------
                            NAV        POP        NAV       CDSC        NAV       CDSC        NAV        POP        NAV
---------------------------------------------------------------------------------------------------------------------------
6 months                  15.81%      9.76%     15.41%     10.41%     15.35%     14.35%     15.42%     11.38%     15.66%
---------------------------------------------------------------------------------------------------------------------------
1 year                    12.23       6.35      11.49       6.49      11.43      10.43      11.71       7.82      12.09
---------------------------------------------------------------------------------------------------------------------------
5 years                  -43.80     -46.75     -45.81     -46.70     -45.94     -45.94     -45.17     -47.09     -44.39
Annual average           -10.89     -11.84     -11.53     -11.82     -11.57     -11.57     -11.32     -11.96     -11.07
---------------------------------------------------------------------------------------------------------------------------
10 years                  93.26      83.04      79.70      79.70      79.44      79.44      84.19      77.84      88.95
Annual average             6.81       6.23       6.04       6.04       6.02       6.02       6.30       5.93       6.57
---------------------------------------------------------------------------------------------------------------------------
Life of fund
Annual average             7.18       6.62       6.40       6.40       6.39       6.39       6.67       6.30       6.93
---------------------------------------------------------------------------------------------------------------------------

Performance assumes reinvestment of distributions and does not account for taxes. Returns at public offering price (POP) for class A and M shares reflect a sales charge of 5.25% and 3.50%, respectively (which for class M shares does not reflect a reduction in sales charges that went into effect on April 1, 2005; if this reduction had been in place for all periods indicated, returns would have been higher). Class B share returns reflect the applicable contingent deferred sales charge
(CDSC), which is 5% in the first year, declining to 1% in the sixth year, and is eliminated thereafter. Class C shares reflect a 1% CDSC the first year that is eliminated thereafter. Class R shares have no initial sales charge or CDSC. Performance for class B, C, M, and R shares before their inception is derived from the historical performance of class A shares, adjusted for the applicable sales charge (or CDSC) and higher operating expenses for such shares.

For portions of the period, this fund limited expenses or was sold on a limited basis with limited assets and expenses. Had expenses not been limited, returns would have been lower.

A 2% short-term trading fee may be applied to shares exchanged or sold within 5 days of purchase. In addition, there is a 1% short-term trading fee for this fund on shares sold or exchanged between 6 and 90 days.


----------------------------------------------------------------------------
COMPARATIVE INDEX RETURNS FOR PERIODS ENDED 3/31/05
----------------------------------------------------------------------------
                                     S&P/Citigroup    Lipper International
                                     World Ex-U.S.         Multi-Cap
                                    Growth Primary       Growth Funds
                                  Market Index (PMI)   category average*
----------------------------------------------------------------------------
6 months                                14.32%              13.26%
----------------------------------------------------------------------------
1 year                                  14.18               10.12
----------------------------------------------------------------------------
5 years                                -19.83              -22.62
Annual average                          -4.32               -5.51
----------------------------------------------------------------------------
10 years                                73.85               91.12
Annual average                           5.69                6.06
----------------------------------------------------------------------------
Life of fund
Annual average                           5.84                6.01
----------------------------------------------------------------------------

  Index and Lipper results should be compared to fund performance at net asset value.

* Over the 6-month and 1-, 5-, and 10-year periods ended 3/31/05, there were 180, 171, 97, and 29 funds, respectively, in this Lipper category.


----------------------------------------------------------------------------------------------------------
PRICE AND DISTRIBUTION INFORMATION 6 MONTHS ENDED 3/31/05
----------------------------------------------------------------------------------------------------------
                            Class A             Class B        Class C        Class M         Class R
----------------------------------------------------------------------------------------------------------
Distributions (number)            1                  --             --             --               1
----------------------------------------------------------------------------------------------------------
Income                         $0.0235               --             --             --            $0.0280
----------------------------------------------------------------------------------------------------------
Capital gains                     --                 --             --             --               --
----------------------------------------------------------------------------------------------------------
Total                          $0.0235               --             --             --            $0.0280
----------------------------------------------------------------------------------------------------------
Share value:                NAV        POP          NAV            NAV       NAV       POP         NAV
----------------------------------------------------------------------------------------------------------
9/30/04                    $10.34     $10.91       $9.67          $9.97     $9.92     $10.28     $10.34
----------------------------------------------------------------------------------------------------------
3/31/05                     11.95      12.61       11.16          11.50     11.45      11.87      11.93
----------------------------------------------------------------------------------------------------------


Understanding your
fund's expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. In the most recent six-month period, your fund limited these expenses; had it not done so, expenses would have been higher. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund's prospectus or talk to your financial advisor.

Review your fund's expenses

The table below shows the expenses you would have paid on a $1,000 investment in Putnam International New Opportunities Fund from October 1, 2004, to March 31, 2005. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

-------------------------------------------------------------------------------------
EXPENSES AND VALUE OF A $1,000 INVESTMENT
assuming actual returns for the 6 months ended 3/31/05
-------------------------------------------------------------------------------------
                                Class A    Class B    Class C    Class M    Class R
-------------------------------------------------------------------------------------
Expenses paid per $1,000*         $9.31     $13.32     $13.32     $11.98     $10.65
-------------------------------------------------------------------------------------
Ending value (after expenses) $1,158.10  $1,154.10  $1,153.50  $1,154.20  $1,156.60
-------------------------------------------------------------------------------------

 * Expenses for each share class are calculated using the fund's annualized expense ratio for each class, which represents the ongoing expenses as a percentage of net assets for the six months ended 3/31/05. The expense ratio may differ for each share class (see the table at the bottom of the next page). Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended March 31, 2005, use the calculation method below. To find the value of your investment on October 1, 2004, go to www.putnaminvestments.com and log on to your account. Click on the "Transaction History" tab in your Daily Statement and enter 10/01/2004 in both the "from" and "to" fields. Alternatively, call Putnam at 1-800-225-1581.

-------------------------------------------------------------------------------
HOW TO CALCULATE THE EXPENSES YOU PAID
-------------------------------------------------------------------------------
                                                                       Total
Value of your                                Expenses paid             expenses
investment on 10/1/04  [DIV]    $1,000   X    per $1,000             = paid
-------------------------------------------------------------------------------

Example Based on a $10,000 investment in class A shares of your fund.
-------------------------------------------------------------------------------
$10,000                [DIV]    $1,000   X  $9.31 (see table above)  = $93.10
-------------------------------------------------------------------------------


Comparing your fund's expenses with those of other funds

Using the SEC's method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund's expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

-----------------------------------------------------------------------------------
EXPENSES AND VALUE OF A $1,000 INVESTMENT
assuming a hypothetical 5% annualized return for the 6 months ended 3/31/05
-----------------------------------------------------------------------------------
                               Class A     Class B    Class C    Class M    Class R
-----------------------------------------------------------------------------------
Expenses paid per $1,000*         $8.70     $12.44     $12.44     $11.20      $9.95
-----------------------------------------------------------------------------------
Ending value (after expenses) $1,016.31  $1,012.57  $1,012.57  $1,013.81  $1,015.06
-----------------------------------------------------------------------------------

 * Expenses for each share class are calculated using the fund's annualized expense ratio for each class, which represents the ongoing expenses as a percentage of net assets for the six months ended 3/31/05. The expense ratio may differ for each share class (see the table at the bottom of this page). Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Using industry averages to compare expenses

You can also compare your fund's expenses with the average of its peer group, as defined by Lipper, an independent fund-rating agency that ranks funds relative to others that Lipper considers to have similar investment styles or objectives. The expense ratio for each share class shown below indicates how much of your fund's net assets have been used to pay ongoing expenses during the period.

------------------------------------------------------------------------------
EXPENSE RATIO COMPARISONS USING ANNUALIZED DATA
------------------------------------------------------------------------------
                           Class A    Class B    Class C    Class M    Class R
------------------------------------------------------------------------------
Your fund's annualized
expense ratio                 1.73%     2.48%      2.48%      2.23%      1.98%
------------------------------------------------------------------------------
Average annualized expense
ratio for Lipper peer group+  1.73%     2.48%      2.48%      2.23%      1.98%
------------------------------------------------------------------------------

+ Simple average of the expenses of all front-end load funds in the fund's
  Lipper peer group, calculated in accordance with Lipper's standard method for comparing fund expenses (excluding 12b-1 fees and without giving effect to any expense offset and brokerage service arrangements that may reduce fund expenses). This average reflects each fund's expenses for its most recent fiscal year available to Lipper as of 3/31/05. To facilitate comparison, Putnam has adjusted this average to reflect the 12b-1 fees carried by each class of shares. The peer group may include funds that are significantly smaller or larger than the fund, which may limit the comparability of the fund's expenses to the simple average, which typically is higher than the asset-weighted average.


Understanding your fund's
portfolio turnover

Putnam funds are actively managed by teams of experts who buy and sell securities based on intensive analysis of companies, industries, economies, and markets. Portfolio turnover is a measure of how often a fund's managers buy and sell securities for your fund. A portfolio turnover of 100%, for example, means that the managers sold and replaced securities valued at 100% of a fund's assets within a one-year period. Funds with high turnover may be more likely to generate capital gains and dividends that must be distributed to shareholders as taxable income. High turnover may also cause a fund to pay more brokerage commissions and other transaction costs, which may detract from performance.

----------------------------------------------------------------------------
TURNOVER COMPARISONS
percentage of holdings that change every year
----------------------------------------------------------------------------
                            2004       2003       2002       2001       2000
----------------------------------------------------------------------------
Putnam International
New Opportunities Fund      120%       144%       133%       229%       152%
----------------------------------------------------------------------------
Lipper International
Multi-Cap Growth Funds
category average            105%       121%       120%       135%       114%
----------------------------------------------------------------------------

Turnover data for the fund is calculated based on the fund's fiscal-year period, which ends on September 30. Turnover data for the fund's Lipper category is calculated based on the average of the turnover of each fund in the category for its fiscal year ended during the indicated year. Fiscal years vary across funds in the Lipper category, which may limit the comparability of the fund's portfolio turnover rate to the Lipper average. Comparative data for 2004 is based on information available as of 3/31/05.


Risk comparison

This risk comparison is designed to help you understand how your fund compares with other funds. The comparison utilizes a risk measure developed by Morningstar, an independent fund-rating agency. This risk measure is referred to as the fund's Overall Morningstar Risk.

[GRAPHIC OMITTED: chart MORNINGSTAR [REGISTRATION MARK] RISK]

MORNINGSTAR [REGISTRATION MARK] RISK

Fund's Overall
Morningstar Risk       3.62

Int'l stock
fund average           3.34

0%   INCREASING RISK   100%

Your fund's Overall Morningstar Risk is shown alongside that of the average fund in its broad asset class, as determined by Morningstar. The risk bar broadens the comparison by translating the fund's Overall Morningstar Risk into a percentile, which is based on the fund's ranking among all funds rated by Morningstar as of March 31, 2005. A higher Overall Morningstar Risk generally indicates that a fund's monthly returns have varied more widely.

Morningstar determines a fund's Overall Morningstar Risk by assessing variations in the fund's monthly returns -- with an emphasis on downside variations -- over 3-, 5-, and 10-year periods, if available. Those measures are weighted and averaged to produce the fund's Overall Morningstar Risk. The information shown is provided for the fund's class A shares only; information for other classes may vary. Overall Morningstar Risk is based on historical data and does not indicate future results. Morningstar does not purport to measure the risk associated with a current investment in a fund, either on an absolute basis or on a relative basis. Low Overall Morningstar Risk does not mean that you cannot lose money on an investment in a fund. Copyright 2004 Morningstar, Inc. All Rights Reserved. The information contained herein
(1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete, or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.


Terms and definitions

Total return shows how the value of the fund's shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Net asset value (NAV) is the price, or value, of one share of a mutual fund, without a sales charge. NAVs fluctuate with market conditions. NAV is calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

Public offering price (POP) is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. POP performance figures shown here assume the 5.25% maximum sales charge for class A shares and 3.50% for class M shares (since reduced to 3.25%).

Contingent deferred sales charge (CDSC) is a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund's class B CDSC declines from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Class A shares are generally subject to an initial sales charge and no sales charge on redemption (except on certain redemptions of shares bought without an initial sales charge).

Class B shares may be subject to a sales charge upon redemption.

Class C shares are not subject to an initial sales charge and are subject to a contingent deferred sales charge only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no sales charge on redemption (except on certain redemptions of shares bought without an initial sales charge).

Class R shares are not subject to an initial sales charge or CDSC and are available only to certain defined contribution plans.


Comparative indexes

Citigroup World Government Bond Index is an unmanaged index of global investment-grade fixed-income securities.

JP Morgan Global High Yield Index is an unmanaged index of global high-yield fixed-income securities.

Lehman Government Bond Index is an unmanaged index of U.S. Treasury and agency securities.

Morgan Stanley Capital International (MSCI) EAFE Index is an unmanaged index of equity securities from developed countries in Western Europe, the Far East, and Australasia.

Russell 1000 Growth Index is an unmanaged index of those companies in the large-cap Russell 1000 Index chosen for their growth orientation.

S&P/Citigroup World Ex-U.S. Growth Primary Market Index (PMI) is an unmanaged index of mostly large- and some small-cap stocks from developed countries, excluding the United States, chosen for their growth orientation.

S&P 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Lipper is a third-party industry ranking entity that ranks funds
(without sales charges) with similar current investment styles or objectives as determined by Lipper. Lipper category averages reflect performance trends for funds within a category and are based on results at net asset value.


Trustee approval of management contract

General conclusions

The Board of Trustees of the Putnam funds oversees the management of each fund and, as required by law, determines annually whether to approve the continuance of each fund's management contract with Putnam Management. In this regard the Board of Trustees, with the assistance of its Contract Committee consisting solely of Independent Trustees, requests and evaluates all information it deems reasonably necessary in the circumstances. Over the course of several months beginning in March and ending in June of 2004, the Contract Committee reviewed the information provided by Putnam Management and other information developed with the assistance of the Board's independent counsel and independent staff. The Contract Committee reviewed and discussed key aspects of this information with all of the Independent Trustees. Upon completion of this review, the Contract Committee recommended and the Independent Trustees approved the continuance of your fund's contract, effective July 1, 2004.

This approval was based on the following conclusions:

* That the fee schedule currently in effect for your fund represents reasonable compensation in light of the nature and quality of the services being provided to the fund, the fees paid by competitive funds and the costs incurred by Putnam Management in providing such service, and

* That such fee schedule represents an appropriate sharing between fund shareholders and Putnam Management of such economies of scale as may exist in the management of the fund at current asset levels.

These conclusions were based on a comprehensive consideration of all information provided to the Trustees and were not the result of any single factor. Some of the factors that figured particularly in the Trustees' deliberations are described below.

Model fee schedules and categories; total expenses

The Trustees, working in cooperation with Putnam Management, have developed and implemented a series of model fee schedules for the Putnam funds designed to ensure that each fund's management fee is consistent with the fees for similar funds in the Putnam complex and compares favorably with fees paid by competitive funds sponsored by other advisors. The Trustees reviewed the model fee schedule currently in effect for the fund, including fee levels and breakpoints, and the assignment of the fund to a particular fee category under this structure. The Trustees also reviewed comparative fee and expense information for competitive funds. The Trustees concluded that no changes should be made in the fund's current fee schedule at this time. The Trustees noted that expense ratios for a number of Putnam funds had been increasing recently as a result of declining net assets and the natural operation of fee breakpoints. They noted that such expense ratio increases were currently being controlled by expense limitations implemented in January 2004. They also noted that the competitive landscape regarding mutual fund fees may be changing as a result of fee reductions accepted by various other fund groups in connection with recent regulatory settlements and greater focus on fees and expenses in the mutual fund industry generally. The Trustees indicated an intention to monitor these developments closely.

Economies of scale

As noted above, the Trustees concluded that the fee schedule currently in effect for your fund represents an appropriate sharing of economies of scale at current asset levels. The Trustees indicated their intention to continue their ongoing consideration of economies of scale and in particular to consider further the possible operation of such economies in the event that a significant recovery in the equity markets or net fund sales were to raise asset levels substantially above current levels. In this regard, the Trustees noted that they had reviewed data relating to the substantial increase in asset levels of the Putnam funds that occurred during the years leading up to the market peak in 2000, the subsequent decline in assets and the resulting impact on revenues and expenses of Putnam Management. The Trustees also noted that recent declines in net assets in many Putnam funds, together with significant changes in the cost structure of Putnam Management have altered the economics of Putnam Management's business in significant ways. The Trustees concluded that they would monitor these changes carefully and evaluate the resulting impact on Putnam Management's economics and the sharing of economies of scale between the parties.

Investment performance

The quality of the investment process provided by Putnam Management represented a major factor in the Trustees' evaluation of the quality of services provided by Putnam Management under the Management Contracts.
The Trustees recognized that a high quality investment process -- as measured by the experience and skills of the individuals assigned to the management of fund portfolios, the resources made available to such personnel, and in general the ability of Putnam Management to attract and retain high-quality personnel -- does not guarantee favorable investment results for every fund in every time period. The Trustees considered the investment performance of each fund over multiple time periods and considered information comparing the fund's performance with various benchmarks and with the performance of competitive funds. The Trustees noted the satisfactory investment performance of many Putnam funds. They also noted the disappointing investment performance of certain funds in recent years and continued to discuss with senior management of Putnam Management the factors contributing to such under-performance and actions being taken to improve performance. The Trustees recognized that, in recent years, Putnam Management has made significant changes in its investment personnel and processes and in the fund product line in an effort to address areas of underperformance. The Trustees indicated their intention to continue to monitor performance trends to assess the effectiveness of these changes and to evaluate whether additional remedial changes are warranted. As a general matter, the Trustees concluded that consultation between the Trustees and Putnam Management represents the most effective way to address investment performance problems. The Trustees believe that investors in the Putnam funds and their financial advisors have, as a general matter, effectively placed their trust in the Putnam organization, under the supervision of the funds' Trustees, to make appropriate decisions regarding the management of the funds. The Trustees believe that the termination of the Management Contract and engagement of a new investment adviser for under-performing funds, with all the attendant disruptions, would not serve the interests of fund shareholders at this time and would not necessarily provide any greater assurance of improved investment performance.

Brokerage and soft-dollar allocations; other benefits

The Trustees considered various potential benefits that Putnam Management may receive in connection with the services it provides under the Management Contract with your fund. These include principally benefits related to brokerage and soft-dollar allocations, which pertain mainly to funds investing in equity securities. The Trustees believe that soft-dollar credits and other potential benefits associated with the allocation of fund brokerage represent assets of the funds that should be used for the benefit of fund shareholders. The Trustees noted recent trends in the allocation of fund brokerage, including commission costs, the allocation of brokerage to firms that provide research services to Putnam Management, and the sources and application of available soft-dollar credits. Effective December 31, 2003, reflecting a decision made by the Trustees earlier that year, Putnam Management ceased allocating brokerage in connection with the sale of fund shares. In addition, in preparing its budget for commission allocations in 2004, Putnam Management voluntarily reduced substantially the allocation of brokerage commissions to acquire research services from third-party service providers. In light of evolving best practices in the mutual fund industry, the Trustees concluded that this practice should be further curtailed and possibly eliminated in the near future. The Trustees indicated that they would continue to monitor the allocation of the funds' brokerage to ensure that the principle of "best price and execution" remains paramount in the portfolio trading process.


Comparison of retail and institutional fee schedules

The information examined by the Trustees as part of the annual contract reviews included information regarding fees charged by Putnam Management and its affiliates to institutional clients such as defined benefit pension plans and college endowments. This information included comparison of such fees with fees charged to the Putnam funds, as well as a detailed assessment of the differences in the services provided to these two types of clients. The Trustees devoted special attention to these issues and reviewed recent articles by critics of mutual fund fees, articles by the ICI defending such fee differences, and relevant guidance provided by decisions of the courts. The Trustees observed, in this regard, that the differences in fee rates between institutional clients and mutual funds are by no means uniform when examined by individual asset sectors, suggesting that differences in the pricing of investment management services to these types of clients reflects to a substantial degree historical competitive forces operating in separate market places. In reaching their conclusions, the Trustees considered the fact that fee rates across all asset sectors are higher on average for mutual funds than for institutional clients, and also considered the differences between the services that Putnam provides to the Putnam funds and those that it provides to institutional clients of the firm.

Settlement of regulatory charges related to market timing

Finally, in reaching their conclusions, the Trustees considered all matters pertinent to the administrative charges filed against Putnam Management by the SEC and the Commonwealth of Massachusetts in October 2003 relating to market timing, the firm's settlement of those charges, and the conclusions and recommendations of the Trustees' Audit and Pricing Committee based on its review of these matters. The Trustees considered the actions taken by the owner of Putnam Management and its new senior management to terminate or discipline the individuals involved, to implement new compliance systems, to indemnify the funds against all costs and liabilities related to these matters, and otherwise to ensure that the interests of the funds and their shareholders are fully protected. The Trustees noted that, in addition to the settlements of the regulatory charges which will provide comprehensive restitution for any losses suffered by shareholders, the new senior management of Putnam Management has moved aggressively to control expense ratios of funds affected by market timing, to reduce charges to new investors, to improve disclosure of fees and expenses, and to emphasize the paramount role of investment performance in achieving shareholders' investment goals.


Other information for shareholders

A note about duplicate mailings

In response to investors' requests, the SEC has modified mailing regulations for proxy statements, semiannual and annual reports, and prospectuses. Putnam is now able to send a single copy of these materials to customers who share the same address. This change will automatically apply to all shareholders except those who notify us. If you would prefer to receive your own copy, please call Putnam at 1-800-225-1581.

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds' proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2004, are available on the Putnam Individual Investor Web site, www.putnaminvestments.com/individual, and on the SEC's Web site, www.sec.gov. If you have questions about finding forms on the SEC's Web site, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds' proxy voting guidelines and procedures at no charge by calling Putnam's Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

For periods ending on or after July 9, 2004, the fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund's Forms N-Q on the SEC's Web site at www.sec.gov. In addition, the fund's Forms N-Q may be reviewed and copied at the SEC's public reference room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC's Web site or the operation of the public reference room.


A guide to the financial statements

These sections of the report, as well as the accompanying Notes, constitute the fund's financial statements.

The fund's portfolio lists all the fund's investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund's net assets and share price are determined. All investment and noninvestment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the net assets allocated to remarketed preferred shares.)

Statement of operations shows the fund's net investment gain or loss. This is done by first adding up all the fund's earnings -- from dividends and interest income -- and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings -- as well as any unrealized gains or losses over the period -- is added to or subtracted from the net investment result to determine the fund's net gain or loss for the fiscal period.

Statement of changes in net assets shows how the fund's net assets were affected by the fund's net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund's shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned.

Financial highlights provide an overview of the fund's investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlight table also includes the current reporting period. For open-end funds, a separate table is provided for each share class.


The fund's portfolio
March 31, 2005 (Unaudited)

Common stocks (99.8%) (a)
Number of shares                                                          Value

Automotive (1.8%)
-------------------------------------------------------------------------------
        63,959 Renault SA (France)                                   $5,726,604
       190,100 Toyota Motor Corp. (Japan)                             7,092,753
                                                                 --------------
                                                                     12,819,357

Banking (10.1%)
-------------------------------------------------------------------------------
       263,036 Anglo Irish Bank Corp. PLC (Ireland)                   6,597,035
       138,539 BNP Paribas SA (France)                                9,838,718
       188,943 Depfa Bank PLC (Ireland)                               2,995,483
       557,524 DnB Holdings ASA (Norway)                              5,719,123
        97,826 EFG Eurobank Ergasias SA (Greece)                      3,017,945
       905,000 Fubon Financial Holding Co., Ltd.
               (Taiwan)                                                 858,604
       271,300 Fubon Financial Holding Co., Ltd.
               144A GDR (Taiwan)                                      2,585,489
       803,554 ICAP PLC (United Kingdom)                              4,167,555
       643,000 IntesaBCI SpA (Italy)                                  3,275,468
       568,000 Joyo Bank, Ltd. (The) (Japan)                          3,064,672
        75,955 KBC Groupe SA (Belgium)                                6,420,664
       391,500 Nordea AB (Sweden)                                     3,975,494
       876,938 Northern Rock PLC (United Kingdom)                    13,155,680
       220,527 Royal Bank of Scotland Group PLC
               144A (United Kingdom)                                  7,016,617
                                                                 --------------
                                                                     72,688,547

Basic Materials (0.2%)
-------------------------------------------------------------------------------
        53,200 Antofagasta PLC (United Kingdom)                       1,282,585

Broadcasting (2.5%)
-------------------------------------------------------------------------------
       186,027 Gestevision Telecinco SA (Spain)                       4,336,853
       751,800 Mediaset SpA (Italy)                                  10,844,302
        92,450 Modern Times Group AB Class B
               (Sweden) (NON)                                         2,809,791
                                                                 --------------
                                                                     17,990,946

Building Materials (1.7%)
-------------------------------------------------------------------------------
       383,000 Asahi Glass Co., Ltd. (Japan)                          4,047,036
       888,984 BPB PLC (United Kingdom)                               8,339,444
                                                                 --------------
                                                                     12,386,480

Cable Television (0.9%)
-------------------------------------------------------------------------------
         3,763 Jupiter Telecommunications Co.
               (Japan) (NON)                                          3,008,570
            86 Jupiter Telecommunications Co. 144A
               (Japan) (NON)                                             68,758
        60,148 Premiere AG (Germany) (NON)                            2,497,286
        21,000 Premiere AG 144A (Germany) (NON)                         871,900
                                                                 --------------
                                                                      6,446,514

Chemicals (0.9%)
-------------------------------------------------------------------------------
        51,500 BASF AG (Germany)                                      3,657,410
        73,600 Shin-Etsu Chemical Co. (Japan)                         2,794,240
                                                                 --------------
                                                                      6,451,650

Commercial and Consumer Services (1.0%)
-------------------------------------------------------------------------------
        10,595 SGS Societe Generale Surveillance
               Holding SA (Switzerland)                               7,664,392

Communications Equipment (0.7%)
-------------------------------------------------------------------------------
       303,876 Nokia OYJ (Finland)                                    4,722,847

Conglomerates (0.7%)
-------------------------------------------------------------------------------
       171,573 Vivendi Universal SA (France)                          5,268,524

Construction (1.7%)
-------------------------------------------------------------------------------
       453,280 CRH PLC (Ireland)                                     11,910,335

Consumer Finance (0.9%)
-------------------------------------------------------------------------------
       195,013 United Internet AG (Germany)                           6,234,117

Consumer Goods (2.2%)
-------------------------------------------------------------------------------
       506,629 Reckitt Benckiser PLC (United
               Kingdom)                                              16,100,522

Electric Utilities (1.6%)
-------------------------------------------------------------------------------
     1,647,960 National Thermal Power Corp., Ltd.
               (India)                                                3,237,739
        66,800 National Thermal Power 144A (India)
               (NON)                                                    131,242
       280,045 Scottish and Southern Energy PLC
               (United Kingdom)                                       4,664,167
       261,609 Viridian Group PLC (United Kingdom)                    3,746,673
                                                                 --------------
                                                                     11,779,821

Electrical Equipment (1.1%)
-------------------------------------------------------------------------------
        95,500 Siemens AG (Germany)                                   7,554,104

Electronics (4.5%)
-------------------------------------------------------------------------------
       119,500 ATI Technologies, Inc. (Canada)
               (NON)                                                  2,062,798
       509,400 Omron Corp. (Japan)                                   11,146,400
        24,700 Samsung Electronics Co., Ltd. (South
               Korea)                                                12,211,345
     4,436,860 Taiwan Semiconductor Manufacturing
               Co., Ltd. (Taiwan) (NON)                               7,262,444
                                                                 --------------
                                                                     32,682,987

Engineering & Construction (1.3%)
-------------------------------------------------------------------------------
        62,406 Vinci SA (France)                                      9,017,942

Financial (0.7%)
-------------------------------------------------------------------------------
       113,086 Perpetual Trustees Australia, Ltd.
               (Australia)                                            4,999,482

Food (2.7%)
-------------------------------------------------------------------------------
       120,810 Bunge, Ltd. (Bermuda)                                  6,509,243
        47,676 Nestle SA (Switzerland)                               13,093,296
                                                                 --------------
                                                                     19,602,539

Gaming & Lottery (0.5%)
-------------------------------------------------------------------------------
       113,490 Greek Organization of Football
               Prognostics SA (Greece)                                3,315,356

Insurance (1.0%)
-------------------------------------------------------------------------------
       176,104 Cathay Financial Holding Co., Ltd.
               144A GDR (Taiwan)                                      3,310,755
       318,508 QBE Insurance Group, Ltd.
               (Australia)                                            3,667,440
                                                                 --------------
                                                                      6,978,195

Investment Banking/Brokerage (4.2%)
-------------------------------------------------------------------------------
       270,946 3i Group PLC (United Kingdom)                          3,437,579
       104,002 AWD Holding AG (Germany)                               4,609,987
       225,000 Babcock & Brown Capital, Ltd.
               (Australia) (F)                                          434,981
       225,000 Babcock & Brown Capital, Ltd.
               (Australia) (NON)                                        374,084
       307,873 Babcock & Brown, Ltd. (Australia)
               (NON)                                                  2,430,778
       175,465 Credit Suisse Group (Switzerland)                      7,561,369
       764,800 Nomura Securities Co., Ltd. (Japan)                   10,727,511
       111,290 SM Investments Corp. 144A
               (Philippines) (NON)                                      462,609
                                                                 --------------
                                                                     30,038,898

Machinery (0.9%)
-------------------------------------------------------------------------------
       159,600 Glory, Ltd. (Japan)                                    2,978,882
       502,000 Komatsu, Ltd. (Japan)                                  3,783,542
                                                                 --------------
                                                                      6,762,424

Manufacturing (1.2%)
-------------------------------------------------------------------------------
        55,600 SKF AB Class B (Sweden)                                2,609,754
       292,828 Wolseley PLC (United Kingdom)                          6,130,223
                                                                 --------------
                                                                      8,739,977

Metals (2.0%)
-------------------------------------------------------------------------------
       216,976 Rio Tinto, Ltd. (Australia)                            7,573,930
        67,900 Teck Corp. (Canada)                                    2,517,622
       452,506 Vedanta Resources PLC (United
               Kingdom)                                               4,026,884
                                                                 --------------
                                                                     14,118,436

Natural Gas Utilities (0.6%)
-------------------------------------------------------------------------------
     1,330,000 Osaka Gas Co., Ltd. (Japan)                            4,104,171

Office Equipment & Supplies (0.9%)
-------------------------------------------------------------------------------
       126,800 Canon, Inc. (Japan)                                    6,817,842

Oil & Gas (15.8%)
-------------------------------------------------------------------------------
     1,060,289 BG Group PLC (United Kingdom)                          8,238,613
     2,261,980 BP PLC (United Kingdom)                               23,441,711
       127,474 Canadian Natural Resources, Ltd.
               (Canada)                                               7,204,136
       173,800 EnCana Corp. (Canada)                                 12,274,912
       281,172 ENI SpA (Italy)                                        7,336,891
        98,100 PetroKazakhstan Inc. Class A
               (Canada)                                               3,953,683
       282,961 Royal Dutch Petroleum Co.
               (Netherlands)                                         16,958,685
       564,750 Saipem SpA (Italy)                                     7,177,470
     1,003,420 Shell Transport & Trading Co. PLC
               (United Kingdom)                                       9,005,343
        75,242 Total SA (France)                                     17,648,745
                                                                 --------------
                                                                    113,240,189

Pharmaceuticals (12.7%)
-------------------------------------------------------------------------------
       155,858 AstraZeneca PLC (London Exchange)
               (United Kingdom)                                       6,142,813
       941,330 GlaxoSmithKline PLC (United Kingdom)                  21,573,798
       336,586 Novartis AG (Switzerland)                             15,761,580
       397,800 Sankyo Co., Ltd. (Japan)                               8,406,845
       162,053 Sanofi-Synthelabo SA (France)                         13,698,741
       157,313 Stada Arzneimittel AG (Germany)                        4,988,049
       312,100 Takeda Chemical Industries, Ltd.
               (Japan)                                               14,913,325
       187,300 Terumo Corp. (Japan)                                   5,657,182
                                                                 --------------
                                                                     91,142,333

Railroads (0.8%)
-------------------------------------------------------------------------------
        91,600 Canadian National Railway Co.
               (Canada)                                               5,781,796

Real Estate (0.7%)
-------------------------------------------------------------------------------
           190 Japan Retail Fund Investment Corp.
               144A (R)                                               1,513,746
        66,341 Pirelli & C Real Estate SpA (Italy)                    3,590,652
                                                                 --------------
                                                                      5,104,398

Restaurants (0.3%)
-------------------------------------------------------------------------------
       874,000 Melco Intl. Development, Ltd. (Hong
               Kong)                                                  2,106,807

Retail (7.6%)
-------------------------------------------------------------------------------
     1,640,175 Carphone Warehouse Group PLC 144A
               (United Kingdom)                                       5,020,294
        18,173 Colruyt SA (Belgium)                                   2,829,174
        73,600 Cryptologic, Inc. (Canada)                             2,284,180
       678,000 Esprit Holdings, Ltd. (Hong Kong)                      4,629,188
       446,500 Geox SpA 144A (Italy) (NON)                            3,899,124
        95,178 Inchcape PLC (United Kingdom)                          3,564,217
       381,401 Jeronimo Martins, SGPS, SA
               (Portugal) (NON)                                       5,823,660
        66,900 Lawson, Inc. (Japan)                                   2,464,803
        90,150 Metro AG (Germany)                                     4,851,178
       706,000 Onward Kashiyama Co., Ltd. (Japan)                    10,450,697
       325,600 RONA, Inc. (Canada) (NON)                              6,366,105
       197,610 Woolworths, Ltd. (Australia)                           2,452,630
                                                                 --------------
                                                                     54,635,250

Shipping (4.3%)
-------------------------------------------------------------------------------
           782 AP Moller - Maersk A/S (Denmark)                       7,163,171
       145,400 Frontline, Ltd. (Norway)                               6,979,642
        13,932 Kuehne & Nagel International AG
               (Switzerland)                                          3,016,495
        17,531 Kuehne & Nagel International AG 144A
               (Switzerland)                                          3,795,735
     1,398,000 Nippon Yusen Kabushiki Kaisha
               (Japan)                                                8,444,997
        14,540 Ship Finance International, Ltd.
               (Bermuda)                                                285,636
     1,275,000 Shun Tak Holdings, Ltd. (Hong Kong)                    1,201,581
                                                                 --------------
                                                                     30,887,257

Technology Services (1.1%)
-------------------------------------------------------------------------------
       449,696 Indra Sistemas SA Class A (Spain)                      8,087,819

Telecommunications (3.8%)
-------------------------------------------------------------------------------
       905,500 China Mobile, Ltd. (Hong Kong)                         2,960,630
       185,710 Hellenic Telecommunication
               Organization (OTE) SA (Greece)                         3,286,917
         3,301 NTT DoCoMo, Inc. (Japan)                               5,556,200
     1,789,052 O2 PLC (United Kingdom) (NON)                          4,030,930
     4,310,013 Vodafone Group PLC (United Kingdom)                   11,441,391
                                                                 --------------
                                                                     27,276,068

Telephone (2.4%)
-------------------------------------------------------------------------------
     1,948,500 China Netcom Group Corp. Hong Kong,
               Ltd. (Hong Kong) (NON)                                 2,735,710
       994,925 Koninklijke (Royal) KPN NV
               (Netherlands)                                          8,921,045
       218,391 Telekom Austria AG (Austria)                           4,285,366
        74,070 Telekom Austria AG 144A (Austria)                      1,453,435
                                                                 --------------
                                                                     17,395,556

Tobacco (1.8%)
-------------------------------------------------------------------------------
         1,155 Japan Tobacco, Inc. (Japan)                           12,852,534
                                                                 --------------
               Total Common stocks (cost $614,686,157)             $716,988,997

Short-term investments (0.7%) (a)
Principal amount                                                          Value
-------------------------------------------------------------------------------
    $3,235,160 Short-term investments held as
               collateral for loaned securities
                with a yield of 2.63% and a due
               date of April 1, 2005 (d)                             $3,234,924
     1,870,458 Putnam Prime Money Market Fund (e)                     1,870,458
                                                                 --------------
               Total Short-term investments (cost $5,105,382)        $5,105,382
-------------------------------------------------------------------------------
               Total Investments (cost $619,791,539)               $722,094,379
-------------------------------------------------------------------------------

  (a) Percentages indicated are based on net assets of $718,360,829.

(NON) Non-income-producing security.

  (F) Security is valued at fair value following procedures approved by the Trustees.

  (R) Real Estate Investment Trust.

  (d) See Note 1 to the financial statements.

  (e) See Note 5 to the financial statements regarding investments in Putnam Prime Money Market Fund.

      144A after the name of a security represents those exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

      GDR after the name of a foreign holding stands for Global Depositary Receipts, representing ownership of foreign securities on deposit with a custodian bank.

      DIVERSIFICATION BY COUNTRY

      Distribution of investments by country of issue at March 31, 2005: (as a percentage of Market Value)

          Australia                                       3.1%
          Austria                                         0.8
          Belgium                                         1.3
          Bermuda                                         0.9
          Canada                                          5.9
          Denmark                                         1.0
          Finland                                         0.7
          France                                          8.5
          Germany                                         4.9
          Greece                                          1.3
          Hong Kong                                       1.9
          India                                           0.5
          Ireland                                         3.0
          Italy                                           5.0
          Japan                                          17.9
          Netherlands                                     3.5
          Norway                                          1.8
          Portugal                                        0.8
          South Korea                                     1.7
          Spain                                           1.7
          Sweden                                          1.3
          Switzerland                                     7.1
          Taiwan                                          1.9
          United Kingdom                                 22.9
          United States                                   0.5
          Other                                           0.1
                                                     --------
          Total                                         100.0%



Forward currency contracts to buy at March 31, 2005 (Unaudited)
(aggregate face value $111,567,755)

                                                                                          Unrealized
                                                        Aggregate          Delivery      appreciation/
                                        Value          face value            date       (depreciation)
------------------------------------------------------------------------------------------------------
Australian Dollar                   $41,621,376       $41,305,000           4/20/05          $316,376
British Pound                        22,031,311        22,153,652           6/15/05          (122,343)
Canadian Dollar                       7,804,616         7,832,877           4/20/05           (28,261)
Euro                                  9,171,088         9,123,227           6/15/05            47,861
Japanese Yen                         21,262,893        21,795,147           5/18/05          (532,254)
Norwegian Krone                       3,774,693         3,920,341           6/15/05          (145,648)
Swiss Franc                           5,473,263         5,437,511           6/15/05            35,752
------------------------------------------------------------------------------------------------------
                                                                                            $(428,517)
------------------------------------------------------------------------------------------------------



Forward currency contracts to sell at March 31, 2005 (Unaudited)
(aggregate face value $99,180,313)

                                                                                          Unrealized
                                                        Aggregate          Delivery      appreciation/
                                        Value          face value            date       (depreciation)
------------------------------------------------------------------------------------------------------
Australian Dollar                   $10,864,597       $11,087,943           4/20/05          $223,346
British Pound                         3,640,654         3,637,524           6/15/05            (3,130)
Canadian Dollar                      12,714,198        12,449,509           4/20/05          (264,689)
Danish Krone                          3,629,187         3,669,114           6/15/05            39,927
Euro                                 31,900,588        32,267,027           6/15/05           366,439
Japanese Yen                         12,556,397        12,664,657           5/18/05           108,260
Norwegian Krone                       1,822,780         1,855,968           6/15/05            33,188
Swedish Krona                         4,517,346         4,500,009           6/15/05           (17,337)
Swiss Franc                          16,660,866        17,048,562           6/15/05           387,696
------------------------------------------------------------------------------------------------------
                                                                                             $873,700
------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.


Statement of assets and liabilities
March 31, 2005 (Unaudited)

Assets
-------------------------------------------------------------------------------
Investment in securities, at value, including $3,080,262 of securities on loan (Note 1):
-------------------------------------------------------------------------------
Unaffiliated issuers (identified cost $617,921,081)              $720,223,921
-------------------------------------------------------------------------------
Affiliated issuers (identified cost $1,870,458) (Note 5)            1,870,458
-------------------------------------------------------------------------------
Cash                                                                  477,509
-------------------------------------------------------------------------------
Foreign currency (cost $785,570) (Note 1)                             756,698
-------------------------------------------------------------------------------
Dividends, interest and other receivables                           3,255,869
-------------------------------------------------------------------------------
Receivable for shares of the fund sold                                398,478
-------------------------------------------------------------------------------
Receivable for securities sold                                     25,934,128
-------------------------------------------------------------------------------
Receivable for open forward currency contracts (Note 1)             1,638,238
-------------------------------------------------------------------------------
Receivable for closed forward currency contracts (Note 1)             487,616
-------------------------------------------------------------------------------
Total assets                                                      755,042,915

Liabilities
-------------------------------------------------------------------------------
Payable for securities purchased                                   26,356,555
-------------------------------------------------------------------------------
Payable for shares of the fund repurchased                          2,030,417
-------------------------------------------------------------------------------
Payable for compensation of Manager (Notes 2 and 5)                 1,742,980
-------------------------------------------------------------------------------
Payable for investor servicing and custodian fees (Note 2)            200,746
-------------------------------------------------------------------------------
Payable for Trustee compensation and expenses (Note 2)                176,181
-------------------------------------------------------------------------------
Payable for administrative services (Note 2)                            1,697
-------------------------------------------------------------------------------
Payable for distribution fees (Note 2)                                495,567
-------------------------------------------------------------------------------
Payable for open forward currency contracts (Note 1)                1,193,055
-------------------------------------------------------------------------------
Payable for closed forward currency contracts (Note 1)                833,408
-------------------------------------------------------------------------------
Collateral on securities loaned, at value (Note 1)                  3,234,924
-------------------------------------------------------------------------------
Other accrued expenses                                                416,556
-------------------------------------------------------------------------------
Total liabilities                                                  36,682,086
-------------------------------------------------------------------------------
Net assets                                                       $718,360,829

Represented by
Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)  $1,392,735,689
-------------------------------------------------------------------------------
Distributions in excess of net investment income (Note 1)            (141,929)
-------------------------------------------------------------------------------
Accumulated net realized loss on investments and foreign
currency transactions (Note 1)                                   (776,975,020)
-------------------------------------------------------------------------------
Net unrealized appreciation of investments and assets and
liabilities in foreign currencies                                 102,742,089
-------------------------------------------------------------------------------
Total -- Representing net assets applicable to capital
shares outstanding                                               $718,360,829

Computation of net asset value and offering price
-------------------------------------------------------------------------------
Net asset value and redemption price per class A share
($501,113,245 divided by 41,925,220 shares)                            $11.95
-------------------------------------------------------------------------------
Offering price per class A share (100/94.75 of $11.95)*                $12.61
-------------------------------------------------------------------------------
Net asset value and offering price per class B share
($183,556,397 divided by 16,452,178 shares)**                          $11.16
-------------------------------------------------------------------------------
Net asset value and offering price per class C share
($14,939,360 divided by 1,298,573 shares)**                            $11.50
-------------------------------------------------------------------------------
Net asset value and redemption price per class M share
($18,697,187 divided by 1,632,341 shares)                              $11.45
-------------------------------------------------------------------------------
Offering price per class M share (100/96.50 of $11.45)*                $11.87
-------------------------------------------------------------------------------
Net asset value, offering price and redemption price per
class R share ($54,640 divided by 4,581 shares)                        $11.93
-------------------------------------------------------------------------------

 * On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales, the offering price is reduced.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

   The accompanying notes are an integral part of these financial statements.


Statement of operations
Six months ended March 31, 2005 (Unaudited)

Investment income:
-------------------------------------------------------------------------------
Dividends (net of foreign tax of $451,307)                         $6,434,600
-------------------------------------------------------------------------------
Interest (including interest income of $41,591 from
investments in affiliated issuers) (Note 5)                            42,444
-------------------------------------------------------------------------------
Securities lending                                                      6,998
-------------------------------------------------------------------------------
Total investment income                                             6,484,042
-------------------------------------------------------------------------------

Expenses:
-------------------------------------------------------------------------------
Compensation of Manager (Note 2)                                    3,502,792
-------------------------------------------------------------------------------
Investor servicing fees (Note 2)                                    1,271,622
-------------------------------------------------------------------------------
Custodian fees (Note 2)                                               379,216
-------------------------------------------------------------------------------
Trustee compensation and expenses (Note 2)                             16,423
-------------------------------------------------------------------------------
Administrative services (Note 2)                                       22,626
-------------------------------------------------------------------------------
Distribution fees -- Class A (Note 2)                                 598,015
-------------------------------------------------------------------------------
Distribution fees -- Class B (Note 2)                               1,048,402
-------------------------------------------------------------------------------
Distribution fees -- Class C (Note 2)                                  73,639
-------------------------------------------------------------------------------
Distribution fees -- Class M (Note 2)                                  72,306
-------------------------------------------------------------------------------
Distribution fees -- Class R (Note 2)                                      39
-------------------------------------------------------------------------------
Non-recurring costs (Notes 2 and 6)                                     5,845
-------------------------------------------------------------------------------
Costs assumed by Manager (Notes 2 and 6)                               (5,845)
-------------------------------------------------------------------------------
Fees waived and reimbursed by Manager (Notes 2 and 5)                (157,814)
-------------------------------------------------------------------------------
Other                                                                 326,575
-------------------------------------------------------------------------------
Total expenses                                                      7,153,841
-------------------------------------------------------------------------------
Expense reduction (Note 2)                                           (579,690)
-------------------------------------------------------------------------------
Net expenses                                                        6,574,151
-------------------------------------------------------------------------------
Net investment loss                                                   (90,109)
-------------------------------------------------------------------------------
Net realized gain on investments (net of foreign tax of
$9,523) (Notes 1 and 3)                                            53,433,884
-------------------------------------------------------------------------------
Net realized gain on foreign currency transactions (Note 1)           761,817
-------------------------------------------------------------------------------
Net unrealized appreciation of assets and liabilities in
foreign currencies during the period                                  351,062
-------------------------------------------------------------------------------
Net unrealized appreciation of investments during the period       50,380,974
-------------------------------------------------------------------------------
Net gain on investments                                           104,927,737
-------------------------------------------------------------------------------
Net increase in net assets resulting from operations             $104,837,628
-------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.


Statement of changes in net assets

                                            Six months ended       Year ended
                                                    March 31     September 30
Increase (decrease) in net assets                       2005*            2004
-------------------------------------------------------------------------------
Operations:
-------------------------------------------------------------------------------
Net investment income (loss)                        $(90,109)      $1,125,592
-------------------------------------------------------------------------------
Net realized gain on investments and foreign
currency transactions                             54,195,701      147,318,513
-------------------------------------------------------------------------------
Net unrealized appreciation (depreciation)
of investments and assets and liabilities in
foreign currencies                                50,732,036      (23,500,905)
-------------------------------------------------------------------------------
Net increase in net assets resulting from
operations                                       104,837,628      124,943,200
-------------------------------------------------------------------------------
Distributions to shareholders: (Note 1)
-------------------------------------------------------------------------------
From net investment income
Class A                                             (981,036)      (3,865,333)
-------------------------------------------------------------------------------
Class B                                                   --         (645,691)
-------------------------------------------------------------------------------
Class C                                                   --          (17,403)
-------------------------------------------------------------------------------
Class M                                                   --          (97,044)
-------------------------------------------------------------------------------
Class R                                                  (30)              (9)
-------------------------------------------------------------------------------
Redemption fees (Note 1)                               5,801           36,745
-------------------------------------------------------------------------------
Decrease from capital share transactions
(Note 4)                                         (84,940,042)    (304,476,169)
-------------------------------------------------------------------------------
Total increase (decrease) in net assets           18,922,321     (184,121,704)

Net assets
-------------------------------------------------------------------------------
Beginning of period                              699,438,508      883,560,212
-------------------------------------------------------------------------------
End of period (including distributions in
excess of net investment income of $141,929
and undistributed net investment income of
$929,246, respectively)                         $718,360,829     $699,438,508
-------------------------------------------------------------------------------

* Unaudited

  The accompanying notes are an integral part of these financial statements.


Financial highlights
(For a common share outstanding throughout the period)

CLASS A
---------------------------------------------------------------------------------------------------------------------------------
                                        Six months
                                           ended
                                          March 31
Per-share                               (Unaudited)                               Year ended September 30
operating performance                       2005            2004            2003            2002            2001            2000
---------------------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                       $10.34           $9.01           $7.37           $8.44          $18.94          $16.64
---------------------------------------------------------------------------------------------------------------------------------
Investment operations:
---------------------------------------------------------------------------------------------------------------------------------
Net investment income (loss) (a)             .01 (d)         .05 (d)         .04             .03            (.01)           (.18)
---------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments                  1.62            1.37            1.60           (1.10)          (7.86)           3.95
---------------------------------------------------------------------------------------------------------------------------------
Total from
investment operations                       1.63            1.42            1.64           (1.07)          (7.87)           3.77
---------------------------------------------------------------------------------------------------------------------------------
Less distributions:
---------------------------------------------------------------------------------------------------------------------------------
From net investment income                  (.02)           (.09)             --              --              --              --
---------------------------------------------------------------------------------------------------------------------------------
From net realized gain
on investments                                --              --              --              --           (2.63)          (1.47)
---------------------------------------------------------------------------------------------------------------------------------
Return of capital                             --              --              --              --              -- (e)          --
---------------------------------------------------------------------------------------------------------------------------------
Total distributions                         (.02)           (.09)             --              --           (2.63)          (1.47)
---------------------------------------------------------------------------------------------------------------------------------
Redemption fees                               -- (e)          -- (e)          --              --              --              --
---------------------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                             $11.95          $10.34           $9.01           $7.37           $8.44          $18.94
---------------------------------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(b)                     15.81*          15.77           22.25          (12.68)         (45.96)          21.31
---------------------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
---------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                          $501,113        $442,192        $481,845        $487,947        $711,537      $1,473,001
---------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)                    .86* (d)       1.68 (d)        1.71            1.60            1.48            1.39
---------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
(loss) to average net assets (%)             .12* (d)        .47 (d)         .54             .35            (.11)           (.83)
---------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                     51.27*         120.02          143.91          133.11          228.51          151.67
---------------------------------------------------------------------------------------------------------------------------------

  * Not annualized.

(a) Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through expense offset and brokerage service arrangements (Note 2).

(d) Reflects an involuntary contractual expense limitation and waivers of certain fund expenses in connection with investments in Putnam Prime Money Market Fund during the period. As a result of such limitation and waivers, the expenses of the fund for the periods ended March 31, 2005 and September 30, 2004 reflect a reduction of 0.02% and 0.08%, respectively, of average net assets for class A shares. (Notes 2 and 5).

(e) Amounts represent less than $.01 per share.

    The accompanying notes are an integral part of these financial statements.


Financial highlights
(For a common share outstanding throughout the period)

CLASS B
---------------------------------------------------------------------------------------------------------------------------------
                                        Six months
                                           ended
                                          March 31
Per-share                               (Unaudited)                               Year ended September 30
operating performance                       2005            2004            2003            2002            2001            2000
---------------------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                        $9.67           $8.43           $6.95           $8.02          $18.28          $16.20
---------------------------------------------------------------------------------------------------------------------------------
Investment operations:
---------------------------------------------------------------------------------------------------------------------------------
Net investment loss (a)                     (.03) (d)       (.03) (d)       (.01)           (.04)           (.09)           (.33)
---------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments                  1.52            1.29            1.49           (1.03)          (7.54)           3.88
---------------------------------------------------------------------------------------------------------------------------------
Total from
investment operations                       1.49            1.26            1.48           (1.07)          (7.63)           3.55
---------------------------------------------------------------------------------------------------------------------------------
Less distributions:
---------------------------------------------------------------------------------------------------------------------------------
From net investment income                    --            (.02)             --              --              --              --
---------------------------------------------------------------------------------------------------------------------------------
From net realized gain
on investments                                --              --              --              --           (2.63)          (1.47)
---------------------------------------------------------------------------------------------------------------------------------
Return of capital                             --              --              --              --              -- (e)          --
---------------------------------------------------------------------------------------------------------------------------------
Total distributions                           --            (.02)             --              --           (2.63)          (1.47)
---------------------------------------------------------------------------------------------------------------------------------
Redemption fees                               -- (e)          -- (e)          --              --              --              --
---------------------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                             $11.16           $9.67           $8.43           $6.95           $8.02          $18.28
---------------------------------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(b)                     15.41*          14.93           21.30          (13.34)         (46.36)          20.49
---------------------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
---------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                          $183,556        $224,449        $355,278        $355,650        $593,763      $1,397,981
---------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)                   1.24* (d)       2.43 (d)        2.46            2.35            2.19            2.10
---------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment
loss to average net assets (%)              (.29)* (d)      (.31) (d)       (.21)           (.43)           (.83)          (1.54)
---------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                     51.27*         120.02          143.91          133.11          228.51          151.67
---------------------------------------------------------------------------------------------------------------------------------

  * Not annualized.

(a) Per share net investment loss has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through expense offset and brokerage service arrangements (Note 2).

(d) Reflects an involuntary contractual expense limitation and waivers of certain fund expenses in connection with investments in Putnam Prime Money Market Fund during the period. As a result of such limitation and waivers, the expenses of the fund for the periods ended March 31, 2005 and September 30, 2004 reflect a reduction of 0.02% and 0.08%, respectively, of average net assets for class B shares (Notes 2 and 5).

(e) Amounts represent less than $.01 per share.

    The accompanying notes are an integral part of these financial statements.


Financial highlights
(For a common share outstanding throughout the period)

CLASS C
---------------------------------------------------------------------------------------------------------------------------------
                                        Six months
                                           ended
                                          March 31
Per-share                               (Unaudited)                               Year ended September 30
operating performance                       2005            2004            2003            2002            2001            2000
---------------------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                        $9.97           $8.69           $7.16           $8.26          $18.72          $16.58
---------------------------------------------------------------------------------------------------------------------------------
Investment operations:
---------------------------------------------------------------------------------------------------------------------------------
Net investment loss (a)                     (.03) (d)       (.03) (d)       (.02)           (.04)           (.10)           (.34)
---------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments                  1.56            1.32            1.55           (1.06)          (7.73)           3.95
---------------------------------------------------------------------------------------------------------------------------------
Total from
investment operations                       1.53            1.29            1.53           (1.10)          (7.83)           3.61
---------------------------------------------------------------------------------------------------------------------------------
Less distributions:
---------------------------------------------------------------------------------------------------------------------------------
From net investment income                    --            (.01)             --              --              --              --
---------------------------------------------------------------------------------------------------------------------------------
From net realized gain
on investments                                --              --              --              --           (2.63)          (1.47)
---------------------------------------------------------------------------------------------------------------------------------
Return of capital                             --              --              --              --              -- (e)          --
---------------------------------------------------------------------------------------------------------------------------------
Total distributions                           --            (.01)             --              --           (2.63)          (1.47)
---------------------------------------------------------------------------------------------------------------------------------
Redemption fees                               -- (e)          -- (e)          --              --              --              --
---------------------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                             $11.50           $9.97           $8.69           $7.16           $8.26          $18.72
---------------------------------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(b)                     15.35*          14.85           21.37          (13.32)         (46.33)          20.38
---------------------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
---------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                           $14,939         $14,058         $19,034         $18,987         $34,250         $78,295
---------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)                   1.24* (d)       2.43 (d)        2.46            2.35            2.23            2.14
---------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment
loss to average net assets (%)              (.26)* (d)      (.30) (d)       (.21)           (.44)           (.86)          (1.56)
---------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                     51.27*         120.02          143.91          133.11          228.51          151.67
---------------------------------------------------------------------------------------------------------------------------------

  * Not annualized.

(a) Per share net investment loss has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through expense offset and brokerage service arrangements (Note 2).

(d) Reflects an involuntary contractual expense limitation and waivers of certain fund expenses in connection with investments in Putnam Prime Money Market Fund during the period. As a result of such limitation and waivers, the expenses of the fund for the periods ended March 31, 2005 and September 30, 2004 reflect a reduction of 0.02% and 0.08%, respectively, of average net assets for class C shares (Notes 2 and 5).

(e) Amounts represent less than $.01 per share.

    The accompanying notes are an integral part of these financial statements.


Financial highlights
(For a common share outstanding throughout the period)

CLASS M
---------------------------------------------------------------------------------------------------------------------------------
                                        Six months
                                           ended
                                          March 31
Per-share                               (Unaudited)                               Year ended September 30
operating performance                       2005            2004            2003            2002            2001            2000
---------------------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                        $9.92           $8.64           $7.10           $8.18          $18.53          $16.38
---------------------------------------------------------------------------------------------------------------------------------
Investment operations:
---------------------------------------------------------------------------------------------------------------------------------
Net investment income (loss) (a)            (.02) (d)       (.01) (d)         -- (e)        (.01)           (.07)           (.29)
---------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments                  1.55            1.33            1.54           (1.07)          (7.65)           3.91
---------------------------------------------------------------------------------------------------------------------------------
Total from
investment operations                       1.53            1.32            1.54           (1.08)          (7.72)           3.62
---------------------------------------------------------------------------------------------------------------------------------
Less distributions:
---------------------------------------------------------------------------------------------------------------------------------
From net investment income                    --            (.04)             --              --              --              --
---------------------------------------------------------------------------------------------------------------------------------
From net realized gain
on investments                                --              --              --              --           (2.63)          (1.47)
---------------------------------------------------------------------------------------------------------------------------------
Return of capital                             --              --              --              --              -- (e)          --
---------------------------------------------------------------------------------------------------------------------------------
Total distributions                           --            (.04)             --              --           (2.63)          (1.47)
---------------------------------------------------------------------------------------------------------------------------------
Redemption fees                               -- (e)          -- (e)          --              --              --              --
---------------------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                             $11.45           $9.92           $8.64           $7.10           $8.18          $18.53
---------------------------------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(b)                     15.42*          15.26           21.69          (13.20)         (46.20)          20.70
---------------------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
---------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                           $18,697         $18,730         $27,403         $29,221         $48,887        $107,062
---------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)                   1.11* (d)       2.18 (d)        2.21            2.10            1.98            1.89
---------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
(loss) to average net assets (%)            (.14)* (d)      (.06) (d)        .02            (.17)           (.62)          (1.33)
---------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                     51.27*         120.02          143.91          133.11          228.51          151.67
---------------------------------------------------------------------------------------------------------------------------------

  * Not annualized.

(a) Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through expense offset and brokerage service arrangements (Note 2).

(d) Reflects an involuntary contractual expense limitation and waivers of certain fund expenses in connection with investments in Putnam Prime Money Market Fund during the period. As a result of such limitation and waivers, the expenses of the fund for the periods ended March 31, 2005 and September 30, 2004 reflect a reduction of 0.02% and 0.08%, respectively, of average net assets for class M shares (Notes 2 and 5).

(e) Amounts represent less than $.01 per share.

    The accompanying notes are an integral part of these financial statements.


Financial highlights
(For a common share outstanding throughout the period)

CLASS R
-----------------------------------------------------------------------------------------
                                                           Six months
                                                              ended       For the period
                                                             March 31   December 1, 2003+
Per-share                                                  (Unaudited)   to September 30
operating performance                                          2005            2004
-----------------------------------------------------------------------------------------
Net asset value,
beginning of period                                          $10.34           $9.77
-----------------------------------------------------------------------------------------
Investment operations:
-----------------------------------------------------------------------------------------
Net investment income (loss) (a)(d)                             .02             .01
-----------------------------------------------------------------------------------------
Net realized and unrealized
gain on investments                                            1.60             .65
-----------------------------------------------------------------------------------------
Total from
investment operations                                          1.62             .66
-----------------------------------------------------------------------------------------
Less distributions:
-----------------------------------------------------------------------------------------
From net investment income                                     (.03)           (.09)
-----------------------------------------------------------------------------------------
Total distributions                                            (.03)           (.09)
-----------------------------------------------------------------------------------------
Redemption fees                                                  -- (e)          --
-----------------------------------------------------------------------------------------
Net asset value,
end of period                                                $11.93          $10.34
-----------------------------------------------------------------------------------------
Total return at
net asset value (%)(b)                                        15.66*           6.75*
-----------------------------------------------------------------------------------------

Ratios and supplemental data
-----------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                                                  $55             $10
-----------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)(d)                                    .99*           1.61*
-----------------------------------------------------------------------------------------
Ratio of net investment loss to
average net assets (%)(d)                                       .16*            .18*
-----------------------------------------------------------------------------------------
Portfolio turnover (%)                                        51.27*         120.02
-----------------------------------------------------------------------------------------


  + Commencement of operations.

  * Not annualized.

(a) Per share net investment loss has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment.

(c) Includes amounts paid through expense offset and brokerage service arrangements (Note 2).

(d) Reflects an involuntary contractual expense limitation and waivers of certain fund expenses in connection with investments in Putnam Prime Money Market Fund during the period. As a result of such limitation and waivers, the expenses of the fund for the periods ended March 31, 2005 and September 30, 2004 reflect a reduction of 0.02% and 0.08%, respectively, of average net assets for class R shares (Notes 2 and 5).

(e) Amounts represent less than $.01 per share.

    The accompanying notes are an integral part of these financial statements.


Notes to financial statements
March 31, 2005 (Unaudited)

Note 1
Significant accounting policies

Putnam International New Opportunities Fund (the "Fund") is a series of Putnam Investment Funds (the "Trust"), a Massachusetts business trust, which is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The objective of the fund is to seek long-term capital appreciation by investing primarily in common stocks of companies outside the United States.

The fund offers class A, class B, class C, class M, and class R. Class A and class M shares are sold with a maximum front-end sales charge of 5.25% and 3.50%, respectively, and do not pay a contingent deferred sales charge. Effective April 1, 2005, the class M maximum front-end sales charge will be 3.25%. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge and are subject to a contingent deferred sales charge, if those shares are redeemed within six years of purchase. Class C shares are subject to the same fees as class B shares, except that class C shares have a one-year 1.00% contingent deferred sales charge and do not convert to class A shares. Class R shares, which are offered to qualified employee-benefit plans are sold without a front-end sales charge or a contingent deferred sales charge. The expenses for class A, class B, class C, class M and class R shares may differ based on each class' distribution fee, which is identified in Note 2. Class R shares are sold without a front-end sales charge and pay an ongoing distribution fee that is higher than class A shares, but lower than class B, class C and class M shares. Class R shares are offered to qualified employee-benefit plans.

Prior to April 19, 2004 a redemption fee of 1.00%, which is retained by the fund, applied to shares of any class redeemed (either by selling or by exchanging to another fund) within 90 days of purchase. Effective April 19, 2004 (May 3, 2004 for defined contribution plans administered by Putnam), a 2.00% redemption fee may apply to any shares that are redeemed (either by selling or exchanging into another fund) within 5 days of purchase. A 1.00% redemption fee would apply to any shares that are redeemed (either by selling or exchanging into another fund) within 6-90 days of purchase. The redemption fee is accounted for as an addition to paid-in-capital.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. Shares of each class would receive their pro-rata share of the net assets of the fund, if the fund were liquidated. In addition, the Trustees declare separate dividends on each class of shares.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A) Security valuation Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets. If no sales are reported -- as in the case of some securities traded over-the-counter -- a security is valued at its last reported bid price. Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value foreign securities taking into account multiple factors, including movements in the U.S. securities markets. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. Securities quoted in foreign currencies are translated into U.S. dollars at the current exchange rate. Short-term investments having remaining maturities of 60 days or less are valued at amortized cost, which approximates fair value. Other investments, including certain restricted securities, are valued at fair value following procedures approved by the Trustees. Such valuations and procedures are reviewed periodically by the Trustees.

B) Joint trading account Pursuant to an exemptive order from the Securities and Exchange Commission (the "SEC"), the fund may transfer uninvested cash balances, including cash collateral received under security lending arrangements, into a joint trading account along with the cash of other registered investment companies and certain other accounts managed by Putnam Investment Management, LLC ("Putnam Management"), the fund's manager, an indirect wholly-owned subsidiary of Putnam, LLC. These balances may be invested in issues of high-grade short-term investments having maturities of up to 397 days for collateral received under security lending arrangements and up to 90 days for other cash investments.

C) Repurchase agreements The fund, or any joint trading account, through its custodian, receives delivery of the underlying securities, the market value of which at the time of purchase is required to be in an amount at least equal to the resale price, including accrued interest. Collateral for certain tri-party repurchase agreements is held at the counter party's custodian in a segregated account for the benefit of the fund and the counterparty. Putnam Management is responsible for determining that the value of these underlying securities is at all times at least equal to the resale price, including accrued interest.

D) Security transactions and related investment income Security transactions are recorded on the trade date (date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income is recorded on the accrual basis. Dividend income, net of applicable withholding taxes, is recognized on the ex-dividend date, except that certain dividends from foreign securities are recognized as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the securities received.

E) Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The market value of foreign securities, currency holdings, and other assets and liabilities are recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on closed forward currency contracts, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the fund's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of open forward currency contracts and assets and liabilities other than investments at the period end, resulting from changes in the exchange rate. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations, not present with domestic investments.

F) Forward currency contracts The fund may buy and sell forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date. These contracts are used to protect against a decline in value relative to the U.S. dollar of the currencies in which its portfolio securities are denominated or quoted (or an increase in the value of a currency in which securities a fund intends to buy are denominated, when a fund holds cash reserves and short term investments). The U.S. dollar value of forward currency contracts is determined using current forward currency exchange rates supplied by a quotation service. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is marked to market daily and the change in market value is recorded as an unrealized gain or loss. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the fund is unable to enter into a closing position. Risks may exceed amounts recognized on the statement of assets and liabilities. Forward currency contracts outstanding at period end, if any, are listed after the fund's portfolio.

G) Security lending The fund may lend securities, through its agents, to qualified borrowers in order to earn additional income. The loans are collateralized by cash and/or securities in an amount at least equal to the market value of the securities loaned. The market value of securities loaned is determined daily and any additional required collateral is allocated to the fund on the next business day. The risk of borrower default will be borne by the fund's agents; the fund will bear the risk of loss with respect to the investment of the cash collateral. Income from securities lending is included in investment income on the statement of operations. At March 31, 2005, the value of securities loaned amounted to $3,080,262. The fund received cash collateral of $3,234,924 which is pooled with collateral of other Putnam funds into 1 issuer of high grade short-term investments.

H) Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code of 1986 (the "Code") applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code, as amended. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains.

At September 30, 2004, the fund had a capital loss carryover of $831,108,700 available to the extent allowed by the Code to offset future net capital gain, if any. The amount of the carryover and the expiration dates are:

Loss Carryover  Expiration
----------------------------------
  $657,805,511  September 30, 2010
   173,303,189  September 30, 2011

The aggregate identified cost on a tax basis is $567,931,696, resulting in gross unrealized appreciation and depreciation of $161,748,694 and $7,586,011, respectively, or net unrealized appreciation of $154,162,683.

I) Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Reclassifications are made to the fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations.

J) Expenses of the trust Expenses directly charged or attributable to any fund will be paid from the assets of that fund. Generally, expenses of the trust will be allocated among and charged to the assets of each fund on a basis that the Trustees deem fair and equitable, which may be based on the relative assets of each fund or the nature of the services performed and relative applicability to each fund.

Note 2
Management fee, administrative
services and other transactions

Putnam Management is paid for management and investment advisory services quarterly based on the average net assets of the fund. Such fee is based on the following annual rates: 1.00% of the first $500 million of average net assets, 0.90% of the next $500 million, 0.85% of the next $500 million, 0.80% of the next $5 billion, 0.775% of the next $5 billion, 0.755% of the next $5 billion, 0.74% of the next $5 billion and 0.73% thereafter.

Putnam Management has agreed to waive fees and reimburse expenses of the fund through August 31, 2005 to the extent necessary to ensure that the fund's expenses do not exceed the average expenses of the front-end load funds viewed by Lipper Inc. as having the same investment classification or objective as the fund. The expense reimbursement is based on a comparison of the fund's expenses with the average annualized operating expenses of the funds in its Lipper peer group for each calendar quarter during the fund's last fiscal year, excluding 12b-1 fees and without giving effect to any expense offset and brokerage service arrangements that may reduce fund expenses.

Prior to January 3, 2005, Putnam Management agreed to limit its compensation (and, to the extent necessary, bear other expenses) through December 31, 2004, to the extent that expenses of the fund (exclusive of brokerage commissions, interest, taxes, offering and extraordinary expenses, credits from Putnam Fiduciary Trust Company ("PFTC"), a subsidiary of Putnam, LLC, and payments under the fund's distribution plan) would exceed an annual rate of 1.42% of the fund's average net assets.

For the period ended March 31, 2005, Putnam Management waived $153,933 of its management fee from the fund.

For the period ended March 31, 2005, Putnam Management has assumed $5,845 of legal, shareholder servicing and communication, audit and Trustee fees incurred by the fund in connection with certain legal and regulatory matters (including those described in Note 6).

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund's assets are provided by Putnam
Fiduciary Trust Company ("PFTC"), a subsidiary of Putnam, LLC. Putnam Investor Services, a division of PFTC, provides investor servicing agent functions to the fund. During the six months ended March 31, 2005, the fund paid PFTC $1,645,148 for these services.

The fund has entered into an arrangement with PFTC whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the fund's expenses. The fund also reduced expenses through brokerage service arrangements. For the six months ended March 31, 2005, the fund's expenses were reduced by $579,690 under these arrangements.

Each independent Trustee of the fund receives an annual Trustee fee, of which $1,477, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees receive additional fees for attendance at certain committee meetings.

The fund has adopted a Trustee Fee Deferral Plan (the "Deferral Plan") which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the "Pension Plan") covering all Trustees of the fund who have served as a Trustee for at least five years. Benefits under the Pension Plan are equal to 50% of the Trustee's average total retainer and meeting fees for the three years preceding retirement. Pension expense for the fund is included in Trustee compensation and expenses in the statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted distribution plans (the "Plans") with respect to its class A, class B, class C, class M and class R shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management, a wholly-owned subsidiary of Putnam, LLC and Putnam Retail Management GP, Inc., for services provided and expenses incurred in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Retail Management at an annual rate of up to 0.35%, 1.00%, 1.00% , 1.00% and 1.00% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively. The Trustees have approved payment by the fund at an annual rate of 0.25%, 1.00%, 1.00%, 0.75% and 0.50% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively.

For the six months ended March 31, 2005, Putnam Retail Management, acting as underwriter, received net commissions of $10,986 and $541 from the sale of class A and class M shares, respectively, and received $126,127 and $245 in contingent deferred sales charges from redemptions of class B and class C shares, respectively.

A deferred sales charge of up to 1.00% and 0.65% is assessed on certain redemptions of class A and class M shares, respectively. For the six months ended March 31, 2005, Putnam Retail Management, acting as underwriter, received $3 and no monies on class A and class M redemptions, respectively.

Note 3
Purchases and sales of securities

During the six months ended March 31, 2005, cost of purchases and proceeds from sales of investment securities other than short-term investments aggregated $367,773,457 and $444,126,956, respectively. There were no purchases or sales of U.S. government securities.

Note 4
Capital shares

At March 31, 2005, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

                                 Six months ended March 31, 2005
----------------------------------------------------------------
Class A                                 Shares            Amount
----------------------------------------------------------------
Shares sold                          5,848,017       $66,993,042
----------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                        80,970           922,251
----------------------------------------------------------------
                                     5,928,987        67,915,293

Shares repurchased                  (6,757,292)      (76,904,292)
----------------------------------------------------------------
Net decrease                          (828,305)      $(8,988,999)
----------------------------------------------------------------

                                   Year ended September 30, 2004
----------------------------------------------------------------
Class A                                 Shares            Amount
----------------------------------------------------------------
Shares sold                         11,175,161      $113,926,578
----------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                       388,643         3,862,900
----------------------------------------------------------------
                                    11,563,804       117,789,478

Shares repurchased                 (22,269,853)     (223,154,172)
----------------------------------------------------------------
Net decrease                       (10,706,049)    $(105,364,694)
----------------------------------------------------------------

                                 Six months ended March 31, 2005
----------------------------------------------------------------
Class B                                 Shares            Amount
----------------------------------------------------------------
Shares sold                            528,585        $5,655,162
----------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                            --                --
----------------------------------------------------------------
                                       528,585         5,655,162

Shares repurchased                  (7,287,808)      (77,616,203)
----------------------------------------------------------------
Net decrease                        (6,759,223)     $(71,961,041)
----------------------------------------------------------------

                                 Year ended September 30, 2004
----------------------------------------------------------------
Class B                                 Shares            Amount
----------------------------------------------------------------
Shares sold                          1,573,115       $15,045,243
----------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                        61,760           576,844
----------------------------------------------------------------
                                     1,634,875        15,622,087

Shares repurchased                 (20,550,024)     (194,885,102)
----------------------------------------------------------------
Net decrease                       (18,915,149)    $(179,263,015)
----------------------------------------------------------------

                                 Six months ended March 31, 2005
----------------------------------------------------------------
Class C                                 Shares            Amount
----------------------------------------------------------------
Shares sold                             64,922          $721,262
----------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                            --                --
----------------------------------------------------------------
                                        64,922           721,262

Shares repurchased                    (176,209)       (1,927,794)
----------------------------------------------------------------
Net decrease                          (111,287)      $(1,206,532)
----------------------------------------------------------------

                                 Year ended September 30, 2004
----------------------------------------------------------------
Class C                                 Shares            Amount
----------------------------------------------------------------
Shares sold                            167,578        $1,653,790
----------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                         1,500            14,445
----------------------------------------------------------------
                                       169,078         1,668,235

Shares repurchased                    (950,000)       (9,167,356)
----------------------------------------------------------------
Net decrease                          (780,922)      $(7,499,121)
----------------------------------------------------------------

                                 Six months ended March 31, 2005
----------------------------------------------------------------
Class M                                 Shares            Amount
----------------------------------------------------------------
Shares sold                             48,395          $532,690
----------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                            --                --
----------------------------------------------------------------
                                        48,395           532,690

Shares repurchased                    (305,009)       (3,360,519)
----------------------------------------------------------------
Net decrease                          (256,614)      $(2,827,829)
----------------------------------------------------------------

                                   Year ended September 30, 2004
----------------------------------------------------------------
Class M                                 Shares            Amount
----------------------------------------------------------------
Shares sold                            170,188        $1,657,598
----------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                         9,059            86,510
----------------------------------------------------------------
                                       179,247         1,744,108

Shares repurchased                  (1,461,073)      (14,103,094)
----------------------------------------------------------------
Net decrease                        (1,281,826)     $(12,358,986)
----------------------------------------------------------------

                                 Six months ended March 31, 2005
----------------------------------------------------------------
Class R                                 Shares            Amount
----------------------------------------------------------------
Shares sold                              3,708           $45,381
----------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                             3                30
----------------------------------------------------------------
                                         3,711            45,411

Shares repurchased                         (92)           (1,052)
----------------------------------------------------------------
Net increase                             3,619           $44,359
----------------------------------------------------------------

                                 For the period December 1, 2003
                                    (commencement of operations)
                                           to September 30, 2004
----------------------------------------------------------------
Class R                                 Shares            Amount
----------------------------------------------------------------
Shares sold                              1,449           $14,578
----------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                             1                 9
----------------------------------------------------------------
                                         1,450            14,587

Shares repurchased                        (488)           (4,940)
----------------------------------------------------------------
Net increase                               962            $9,647
----------------------------------------------------------------

At March 31, 2005, Putnam, LLC owned 103 class R shares of the fund (2% of class R shares outstanding), valued at $1,229.

Note 5
Investment in Putnam Prime
Money Market Fund

Pursuant to an exemptive order from the Securities and Exchange Commission, the fund invests in Putnam Prime Money Market Fund, an open-end management investment company managed by Putnam Management. Management fees paid by the fund are reduced by an amount equal to the management and administrative services fees paid by Putnam Prime Money Market Fund with respect to assets invested by the fund in Putnam Prime Money Market Fund. For the period ended March 31, 2005, management fees paid were reduced by $3,881 relating to the fund's investment in Putnam Prime Money Market Fund. Income distributions earned by the fund are recorded as income in the statement of operations and totaled $41,591 for the period ended March 31, 2005. During the period ended March 31, 2005, cost of purchases and cost of sales of investments in Putnam Prime Money Market Fund aggregated $130,542,128 and $132,088,050, respectively.

Note 6
Regulatory matters and litigation

Putnam Management has entered into agreements with the Securities and Exchange Commission and the Massachusetts Securities Division settling charges connected with excessive short-term trading by Putnam employees and, in the case of the charges brought by the Massachusetts Securities Division, by participants in some Putnam-administered 401(k) plans. Pursuant to these settlement agreements, Putnam Management will pay a total of $193.5 million in penalties and restitution, with $153.5 million being paid to shareholders and the funds. The restitution amount will be allocated to shareholders pursuant to a plan developed by an independent consultant, with payments to shareholders currently expected by the end of the summer.

The SEC's and Massachusetts Securities Division's allegations and related matters also serve as the general basis for numerous lawsuits, including purported class action lawsuits filed against Putnam Management and certain related parties, including certain Putnam funds. Putnam Management will bear any costs incurred by Putnam funds in connection with these lawsuits. Putnam Management believes that the likelihood that the pending private lawsuits and purported class action lawsuits will have a material adverse financial impact on the fund is remote, and the pending actions are not likely to materially affect its ability to provide investment management services to its clients, including the Putnam funds.

On March 23, 2005, Putnam Management entered into a settlement with the SEC resolving its inquiry into Putnam Management's alleged failure to fully and effectively disclose a former brokerage allocation practice to the Board of Trustees and shareholders of the Putnam Funds. This practice, which Putnam Management ceased as of January 1, 2004, involved allocating a portion of the brokerage on mutual fund portfolio transactions to certain broker-dealers who sold shares of Putnam mutual funds. Under the settlement order, Putnam Management has paid a civil penalty of $40 million and disgorgement of $1 to the SEC. These amounts subsequently will be distributed to certain Putnam funds pursuant to a plan to be approved by the SEC. Putnam Management has estimated that the amount to be paid to the fund would be approximately one cent per share based on the number of shares of the fund outstanding as of April 14, 2005. As part of the settlement, Putnam Management neither admitted nor denied any wrongdoing.

Putnam Investments has recorded a charge of $30 million for the estimated cost that it believes will be necessary to address issues relating to the calculation of certain amounts paid by the Putnam mutual funds in previous years. The previous payments were cost reimbursements by the Putnam funds to Putnam for transfer agent services relating to defined contribution operations. Putnam currently anticipates that any payments made by Putnam related to this issue will be paid to the Putnam funds. Review of this issue is ongoing.


Results of November 11, 2004 and January 10, 2005 shareholder meetings
(Unaudited)

A special meeting of shareholders of the trust and of the fund was held on November 11, 2004. At that meeting consideration of certain proposals was adjourned to a final meeting held on January 10, 2005.

November 11, 2004 meeting

At the meeting, each of the nominees for Trustees was elected with all funds of the trust voting together as a single class, as follows:

                                      Votes              Votes
                                       For              Withheld
-----------------------------------------------------------------
Jameson A. Baxter                  351,082,065        15,622,118
Charles B. Curtis                  351,042,753        15,661,430
Myra R. Drucker                    351,151,144        15,553,039
Charles E. Haldeman, Jr.           350,979,606        15,724,577
John A. Hill                       351,040,950        15,663,233
Ronald J. Jackson                  351,254,461        15,449,722
Paul L. Joskow                     351,030,830        15,673,353
Elizabeth T. Kennan                350,906,062        15,798,121
John H. Mullin, III                350,923,813        15,780,370
Robert E. Patterson                351,083,286        15,620,897
George Putnam, III                 350,862,830        15,841,353
A.J.C. Smith*                      350,695,153        16,009,030
W. Thomas Stephens                 351,105,688        15,598,495
Richard B. Worley                  351,249,835        15,454,348

January 10, 2005 meeting

A proposal to amend the fund's fundamental investment restriction with respect to borrowing to allow the fund the investment flexibility permitted by the Investment Company Act was approved as follows:

                      Votes             Votes
                       For             Against        Abstentions
-----------------------------------------------------------------
                   26,605,804         2,958,143         9,270,368

 * Mr. Smith resigned from the Board of Trustees on January 14, 2005.

   All tabulations are rounded to nearest whole number.

A proposal to amend the fund's fundamental investment restriction with respect to making loans to enhance the fund's ability to participate in an interfund borrowing and lending program was approved as follows:

                      Votes             Votes
                       For             Against        Abstentions
-----------------------------------------------------------------
                   26,744,855         2,814,528         9,274,932

A proposal to amend the fund's fundamental investment restriction with respect to diversification of investments to enhance the fund's ability to invest in registered investment companies such as Putnam Prime Money Market Fund was approved as follows:

                      Votes             Votes
                       For             Against        Abstentions
-----------------------------------------------------------------
                   28,182,840         1,444,395         9,207,079

A proposal to amend the fund's fundamental investment restriction with respect to senior securities to clarify that permitted securities loans are not prohibited was approved as follows:

                      Votes             Votes
                       For             Against        Abstentions
-----------------------------------------------------------------
                   27,417,649         1,936,754         9,479,912

A proposal to amend the trust's Agreement and Declaration of Trust to permit the fund to satisfy redemption requests other than in cash was defeated with all funds of the trust voting together as a single class, as follows:

                      Votes             Votes
                       For             Against        Abstentions
-----------------------------------------------------------------
                  257,778,273        18,341,560        97,931,583

All tabulations are rounded to nearest whole number.


Brokerage commissions
(Unaudited)

Brokerage commissions are paid to firms that execute trades on behalf of your fund. When choosing these firms, Putnam is required by law to seek the best execution of the trades, taking all relevant factors into consideration, including expected quality of execution and commission rate. Listed below are the largest relationships based upon brokerage commissions for your fund and the other funds in Putnam's International group for the year ended March 31, 2005. The other Putnam mutual funds in this group are Putnam Europe Equity Fund, Putnam Global Equity Fund, Putnam International Capital Opportunities Fund, Putnam International Equity Fund, Putnam International Growth and Income Fund, Putnam VT Global Equity Fund, Putnam VT International Equity Fund, Putnam VT International Growth and Income Fund, and Putnam VT International New Opportunities Fund.

The top five firms that received brokerage commissions for trades executed for the International group are (in descending order) UBS Warburg, Goldman Sachs, Merrill Lynch, Credit Suisse First Boston, and Citigroup Global Markets. Commissions paid to these firms together represented approximately 49% of the total brokerage commissions paid for the year ended March 31, 2005.

Commissions paid to the next 10 firms together represented approximately 36% of the total brokerage commissions paid during the period. These firms are (in alphabetical order) ABN AMRO U.S., Bear Stearns & Company, Deutsche Bank Securities, Dresdner Kleinwort Wasserstein, Hong Kong Shanghai Banking Corp., JP Morgan Clearing, Lehman Brothers, Morgan Stanley Dean Witter, RBC Capital Markets, and Sanford Bernstein.

Additional information about brokerage commissions is available on the Securities and Exchange Commission (SEC) Web site at www.sec.gov. Putnam funds disclose commissions by firm to the SEC in semiannual filings on form N-SAR.


Fund information

One of the largest mutual fund families in the United States, Putnam Investments has a heritage of investment leadership dating back to Judge Samuel Putnam, whose Prudent Man Rule has defined fiduciary tradition and practice since 1830. Founded over 65 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We presently manage over 100 mutual funds in growth, value, blend, fixed income, and international.

Investment Manager

Putnam Investment
Management, LLC
One Post Office Square
Boston, MA 02109

Marketing Services

Putnam Retail Management
One Post Office Square
Boston, MA 02109

Custodian

Putnam Fiduciary Trust Company

Legal Counsel

Ropes & Gray LLP

Trustees

John A. Hill, Chairman
Jameson Adkins Baxter
Charles B. Curtis
Myra R. Drucker
Charles E. Haldeman, Jr.
Ronald J. Jackson
Paul L. Joskow
Elizabeth T. Kennan
John H. Mullin, III
Robert E. Patterson
George Putnam, III
W. Thomas Stephens
Richard B. Worley

Officers

George Putnam, III
President

Charles E. Porter
Executive Vice President,
Associate Treasurer and
Principal Executive Officer

Jonathan S. Horwitz
Senior Vice President and Treasurer

Steven D. Krichmar
Vice President and
Principal Financial Officer

Michael T. Healy
Assistant Treasurer and
Principal Accounting Officer

Daniel T. Gallagher
Senior Vice President,
Compliance Liaison and Staff Counsel

Beth S. Mazor
Vice President

James P. Pappas
Vice President

Richard S. Robie, III
Vice President

Mark C. Trenchard
Vice President and BSA Compliance Officer

Francis J. McNamara, III
Vice President and Chief Legal Officer

Charles A. Ruys de Perez
Vice President and Chief Compliance Officer

Judith Cohen
Vice President, Clerk and Assistant Treasurer

This report is for the information of shareholders of Putnam International New Opportunities Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam's Quarterly Performance Summary, and Putnam's Quarterly Ranking Summary. For more recent performance, please visit www.putnaminvestments.com. Investors should carefully consider the investment objective, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund's Statement of Additional Information contains additional information about the fund's Trustees and is available without charge upon request by calling 1-800-225-1581.


[LOGO OMITTED]

PUTNAM INVESTMENTS

The Putnam Funds
One Post Office Square
Boston, Massachusetts 02109

PRSRT STD
U.S. POSTAGE PAID
PUTNAM
INVESTMENTS


Call 1-800-225-1581 or visit our Web site www.putnaminvestments.com.

SA010-223900  5/05

Not FDIC Insured    May Lose Value    No Bank Guarantee



Item 2. Code of Ethics:
-----------------------
Not applicable

Item 3. Audit Committee Financial Expert:
-----------------------------------------
Not applicable

Item 4. Principal Accountant Fees and Services:
-----------------------------------------------
Not applicable

Item 5.  Audit Committee: Not applicable
-------------------------

Item 6. Schedule of Investments: Not applicable
--------------------------------

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End
-------------------------------------------------------------------------
        Management Investment Companies: Not applicable
        --------------------------------

Item 8. Purchases of Equity Securities by Closed-End Management Investment
--------------------------------------------------------------------------
        Companies and Affiliated Purchasers: Not applicable
        ------------------------------------

Item 9. Submission of Matters to a Vote of Security Holders:
------------------------------------------------------------
        Not applicable

Item 10. Controls and Procedures:
---------------------------------

(a) The registrant's principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission's rules and forms.

(b) Changes in internal control over financial reporting:
Not applicable

Item 11. Exhibits:
------------------

(a) Not applicable

(b) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Investment Company Act of 1940, as amended, and the officer certifications as required by Section 906 of the Sarbanes-Oxley Act of 2002 are filed herewith.


SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

NAME OF REGISTRANT

By (Signature and Title):            /s/Michael T. Healy
                                     --------------------------
                                     Michael T. Healy
                                     Principal Accounting Officer
Date: May 27, 2005



Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):            /s/Charles E. Porter
                                     ---------------------------
                                     Charles E. Porter
                                     Principal Executive Officer
Date: May 27, 2005



By (Signature and Title):            /s/Steven D. Krichmar
                                     ---------------------------
                                     Steven D. Krichmar
                                     Principal Financial Officer
Date: May 27, 2005